UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

SCHEDULE 14A
(Rule
14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240.14a-12
Alaunos Therapeutics, Inc.
(Name of Registrant as Specified in Its Charter)
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)
Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

2617 Bissonnet, Suite 233

Houston, TX 77005

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To be Held on July 3, 2025

May 21, 2025

To the stockholders of Alaunos Therapeutics, Inc.:

We cordially invite you to the 2025 annual meeting of stockholders (the “Annual Meeting”) of Alaunos Therapeutics, Inc. (“we,” “Alaunos” or the “Company”), which will be held virtually and exclusively online via live audio-only webcast, on July 3, 2025, at 9:00 a.m. Eastern Time, for the following purposes:

1.

To elect each of the four nominees for director named in the accompanying proxy statement (the “proxy statement”) to hold office until the 2026 annual meeting of stockholders and until his or her successor is duly elected and qualified or, if sooner, until his or her earlier death, resignation or removal (“Proposal 1”);

2.

To ratify the selection of Cherry Bekaert LLP as the independent registered public accounting firm of the Company for its fiscal year ending December 31, 2025 by the audit committee (the “audit committee”) of the board of directors of the Company (the “Board”) (“Proposal 2”);

3.	To approve, on an advisory basis, the compensation of the Company’s named executive officers as disclosed in the proxy statement (“Proposal 3”);

4.

To approve the Second amendment and restatement of the Company’s amended and restated certificate of incorporation, as amended (our “Charter”), in substantially the form attached to the proxy statement as Annex A, to, at the discretion of the Board, effect a reverse stock split with respect to the Company’s issued and outstanding common stock, par value $0.001 per share, including stock held by the Company as treasury shares, at a reverse stock split ratio of 1-for-5 to 1-for-20, inclusive (“Proposal 4”);

5.

To approve the Certificate of Amendment to the Company’s Charter, in substantially the form attached to the proxy statement as Annex B, to, at the discretion of the Board, increase the number of shares of common stock authorized for issuance thereunder from 5,000,000 shares to 50,000,000 shares (“Proposal 5”);

6.	To approve an amendment to the Company’s 2020 Equity Incentive Plan to increase the number of shares that the Company may issue under the Plan from 130,745 shares to 1,130,745 shares (“Proposal 6”);

7.

To approve a proposal to adjourn the Annual Meeting to a later date, if necessary or appropriate, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Proposals in the proxy statement (“Proposal 7”); and

8.	To transact any other business as may properly come before the Annual Meeting or any adjournments thereof.

These items of business are more fully described in the proxy statement accompanying this notice. The proxy statement accompanying this notice is being issued in connection with the solicitation by the Board of a proxy on the enclosed form of proxy card for use at the Annual Meeting.

You will be able to attend and participate in the Annual Meeting online, submit your questions during the Annual Meeting and vote your shares electronically during the meeting by visiting www.virtualshareholdermeeting.com/TCRT2025. Because the Annual Meeting is being held electronically, you will not be able to attend the Annual Meeting in person.

The record date for the Annual Meeting is May 5, 2025. Only stockholders of record at the close of business on that date may vote at the Annual Meeting or any adjournment or postponement thereof. To participate in and vote at the Annual Meeting, stockholders will need the unique 16-digit control number (printed in the box marked by the arrow) in their Notice of Internet Availability of Proxy Materials or proxy card (if you requested a printed copy of the proxy materials).

By Order of the Board of Directors,

/s/ Melinda Lackey

Melinda Lackey
Legal and Administration; Secretary Houston, Texas May 21, 2025

Your vote is very important. Whether or not you attend the Annual Meeting virtually, it is important that your shares be represented. You may vote your proxy through the Internet, by telephone or, if you receive a paper proxy card by mail, by completing and returning the proxy card mailed to you. Voting instructions are provided in the Notice of Internet Availability of Proxy Materials, or, if you receive a paper proxy card by mail, the instructions are printed on your proxy card and included in the proxy statement. If you participate virtually in the Annual Meeting, you may vote at that time, even if you previously submitted your vote. Even if you plan to participate in the Annual Meeting, we urge you to vote as soon as possible over the internet, by telephone or by mail as described in the proxy statement.

i

Alaunos Therapeutics, Inc.

2617 Bissonnet, Suite 233,

Houston, TX 77005

PROXY STATEMENT

FOR THE ANNUAL MEETING OF STOCKHOLDERS

To Be Held On July 3, 2025

QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS AND VOTING

Who is soliciting my vote?

We are providing you with these proxy materials because the board of directors (the “Board”) of Alaunos Therapeutics, Inc. (“we,” “Alaunos” or the “Company”) is soliciting your proxy to vote at the 2025 annual meeting (the “Annual Meeting”), including at any adjournments or postponements thereof. The Annual Meeting will be held on July 3, 2025 at 9:00 a.m., Eastern Time virtually and exclusively online via live audio-only webcast at www.virtualshareholdermeeting.com/TCRT2025.

Why did I receive a notice regarding the availability of proxy materials through the internet?

Pursuant to rules adopted by the Securities and Exchange Commission (the “SEC”), we have elected to provide access to our proxy materials over the internet. Accordingly, we have sent you a Notice of Internet Availability of Proxy Materials (the “Notice”) because the Board is soliciting your proxy to vote at the Annual Meeting, including at any adjournments or postponements thereof. All stockholders will have the ability to access the proxy materials through the website referred to in the Notice or to request a printed set of the proxy materials. Instructions on how to access the proxy materials over the internet or to request a printed set of the proxy materials may be found in the Notice.

We intend to mail the Notice on or about May 23, 2025 to all stockholders of record entitled to vote at the Annual Meeting.

Will I receive any other proxy materials by mail?

We may send you a proxy card, along with a second Notice, on or about May 23, 2025.

How do I attend the Annual Meeting?

You cannot attend the Annual Meeting physically. You can attend the Annual Meeting by visiting www.virtualshareholdermeeting.com/TCRT2025, where you will be able to listen to the Annual Meeting live, submit questions and vote online.

The Annual Meeting will start at 9:00 a.m. Eastern Time on July 3, 2025. We encourage you to access the Annual Meeting prior to the start time to allow time for online check-in. We have worked to offer the same participation opportunities as would be provided at an in-person meeting while further enhancing the online experience available to all stockholders regardless of their location. However, please be aware that you must bear any costs associated with your internet access, such as usage charges from internet access providers and telephone companies. If you experience technical difficulties during the Annual Meeting, you should call the technical support phone number provided when you log in to the Annual Meeting.

In order to enter the Annual Meeting virtually, you will need the unique 16-digit control number, which is included in the Notice or on your proxy card if you are a stockholder of record of the shares, or included with your voting instruction card and voting instructions received from your broker, bank, trustee, or nominee if you are the beneficial owner of the shares held in “street name.”

What if I cannot virtually attend the Annual Meeting?

You may vote your shares electronically before the meeting by internet, by proxy or by telephone as described below. You do not need to access the Annual Meeting audio-only webcast to vote if you submitted your vote via proxy, by internet or by telephone in advance of the Annual Meeting.

Who can vote at the Annual Meeting?

Only stockholders of record at the close of business on May 5, 2025 (the “Record Date”) will be entitled to vote at the Annual Meeting. On the Record Date, there were 1,639,521 shares of common stock outstanding and entitled to vote. A list of such holders will be open to the examination of any stockholder for any purpose germane to the Annual Meeting at Alaunos Therapeutics, Inc., 2617 Bissonnet, Suite 233, Houston, TX 77005 for a period of 10 days prior to the Annual Meeting. Please contact the Secretary of the Company to make arrangements to inspect the list.

Stockholder of Record—Shares Registered in Your Name: If on May 5, 2025, your shares were registered directly in your name with our transfer agent, Equiniti Trust Company (“EQ”), then you are a stockholder of record. As a stockholder of record, you may vote at the Annual Meeting virtually or vote by proxy prior to the Annual Meeting. Whether or not you plan to attend the Annual Meeting, we urge you to vote by proxy through the internet, by telephone or using a proxy card that you may request as instructed below, to ensure your vote is counted.

Beneficial Owner—Shares Registered in the Name of a Broker or Bank: If on May 5, 2025, your shares were not registered in your name, but instead are held in an account at a brokerage firm, bank, dealer or similar organization, then you are the beneficial owner of shares held in “street name” and the Notice is being forwarded to you by that organization. The organization holding your account is considered to be the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct your broker, bank or other agent regarding how to vote the shares in your account. You are also invited to attend the Annual Meeting. Since you are not the stockholder of record, however, you may not vote your shares at the Annual Meeting even if you participate virtually unless you request and obtain a valid proxy from your broker, bank or other agent.

What am I voting on?

There are six matters scheduled for a vote:

1.

To elect each of the four nominees for director named in this proxy statement (the “proxy statement”) to hold office until the 2026 annual meeting of stockholders and until his or her successor is duly elected and qualified or, if sooner, until his or her earlier death, resignation or removal (“Proposal 1”);

2.

To ratify the selection of Cherry Bekaert LLC as the independent registered public accounting firm of the Company for its fiscal year ending December 31, 2025 by the audit committee (the “audit committee”) of the Board (“Proposal 2”);

3.	To approve, on an advisory basis, the compensation of the Company’s named executive officers as disclosed in the proxy statement (“Proposal 3”);

4.

To approve the amendment and restatement of the Company’s third amended and restated certificate of incorporation, as amended (our “Charter”), in substantially the form attached to the proxy statement as Annex A, to, at the discretion of the Board, effect a reverse stock split with respect to the Company’s issued and outstanding common stock, par value $0.001 per share, including stock held by the Company as treasury shares, at a reverse stock split ratio of 1-for-5 to 1-for-20, inclusive (“Proposal 4” or the “Reverse Stock Split Proposal”);

5.

To approve an amendment to the Company’s Charter, in substantially the form attached to the proxy statement as Annex B, to, at the discretion of the Board, increase the number of shares of common stock authorized for issuance thereunder from 5,000,000 shares to 50,000,000 shares (“Proposal 5” or the “Authorized Stock Increase Proposal”);

6.

To approve an amendment to the Company’s 2020 Equity Incentive Plan to increase the number of shares that the Company may issue under the Plan from 130,745 shares to 1,130,745 shares (“Proposal 6” or the “EIP Amendment Proposal”); and

7.

To approve a proposal to adjourn the Annual Meeting to a later date, if necessary or appropriate, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of Proposal 4 and Proposal 5 (“Proposal 7” or the “Adjournment Proposal”).

How does the Board recommend that I vote?

Our Board unanimously recommends that you:

•	Vote your shares “FOR” Proposal 1

•	Vote your shares “FOR” Proposal 2

•	Vote your shares “FOR” Proposal 3

•	Vote your shares “FOR” Proposal 4

•	Vote your shares “FOR” Proposal 5

•	Vote your shares “FOR” Proposal 6

•	Vote your shares “FOR” Proposal 7

What if another matter is properly brought before the Annual Meeting?

The Board knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote on those matters in accordance with their best judgment.

How do I vote?

With respect to Proposal 1, you may vote “For” all the nominees to the Board, or you may “Withhold” your vote for any of the nominees you specify. With respect to the other proposals, you may vote “For” or “Against,” or you may abstain from voting.

The procedures for voting are fairly simple:

Stockholder of Record—Shares Registered in Your Name: If you are a stockholder of record, you may vote electronically over the internet before or during Annual Meeting, vote by proxy over the telephone, vote by proxy through the internet, or vote by proxy using a proxy card that you may request or that we may elect to deliver at a later time. Whether or not you plan to attend the virtual Annual Meeting, we urge you to vote by proxy to ensure your vote is counted. You may still attend the Annual Meeting virtually and vote electronically at the Annual Meeting even if you have already voted by proxy. You may vote as follows:

•

To vote through the internet before the Annual Meeting, go to www.proxyvote.com to complete an electronic proxy card. You will be asked to provide the 16-digit control number from the Notice. Your vote must be received by 11:59 p.m. Eastern Time, on July 2, 2025 to be counted.

•

To vote your shares electronically at the Annual Meeting, you will need to visit www.virtualshareholdermeeting.com/TCRT2025 during the Annual Meeting while the polls are open and follow the instructions provided on the Notice or the proxy card. You will be asked to provide the control number from the notice and follow the instructions.

•

To vote over the telephone from a location in the United States, dial toll-free 1-800-690-6903, using a touch-tone phone and follow the recorded instructions. You will be asked to provide the 16-digit control number from the Notice. Your vote must be received by 11:59 p.m. Eastern Time, on July 2, 2025 to be counted.

•

To vote using a proxy card, you may request a proxy card by following the instructions in the Notice. Once you receive the proxy card, simply mark, sign, and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. If you return your signed proxy card to us before the Annual Meeting, we will vote your shares as you direct.

Beneficial Owner—Shares Registered in the Name of a Broker or Bank: If you are a beneficial owner of shares registered in the name of your broker, bank or other agent, you should have received a Notice containing voting instructions from that organization rather than from us. Simply follow the voting instructions in the Notice to ensure that your vote is counted. To vote electronically at the Annual Meeting, you must obtain a valid proxy from your broker, bank or other agent. Follow the instructions from your broker, bank or other agent included with these proxy materials, or contact your broker, bank or other agent to request a proxy form. You can also visit www.proxyvote.com, call 1-800-454-8683, or return the voting instruction form in the enclosed postage-paid envelope.

We provide Internet proxy voting to allow you to vote your shares online, with procedures designed to ensure the authenticity and correctness of your proxy vote instructions. However, please be aware that you must bear any costs associated with your internet access, such as usage charges from internet access providers and telephone companies.

How many votes do I have?

On each matter to be voted upon, you have one vote for each share of our common stock you own as of the Record Date.

If I am a stockholder of record and I do not vote, or if I return a proxy card or otherwise vote without giving specific voting instructions, what happens?

If you are a stockholder of record and do not vote by completing your proxy card, by telephone, through the internet or by voting electronically at the Annual Meeting, your shares will not be voted.

If you return a signed and dated proxy card or otherwise vote without marking voting selections, your shares will be voted, as applicable, “For” the election of all four nominees for director, “For” the ratification of the selection by the audit committee of Cherry Bekaert LLC as our independent registered public accounting firm for our fiscal year ending December 31, 2025, “For” the approval, on an advisory basis, of the compensation of our named executive officers as disclosed in this proxy statement, “For” the approval of the Reverse Stock Split Proposal, “For” the Authorized Stock Increase Proposal, “For” the amendment of our Equity Incentive Plan, and “For” the Adjournment Proposal. If any other matter is properly presented at the Annual Meeting, your proxyholder (one of the individuals named on your proxy card) will vote your shares using his or her best judgment.

If I am a beneficial owner of shares held in street name and I do not provide my broker or bank with voting instructions, what happens?

If you are a beneficial owner of shares held in street name and you do not instruct your broker, bank or other agent how to vote your shares, your broker, bank or other agent may still be able to vote your shares in its discretion on certain “routine” proposals. Under the rules of the New York Stock Exchange (“NYSE”), brokers, banks and other securities intermediaries that are subject to NYSE rules may use their discretion to vote your “uninstructed” shares with respect to matters considered to be “routine” under NYSE rules, but not with respect to “non-routine” matters. Proposals 1, 3 and the EIP Amendment Proposal are considered to be “non-routine” under NYSE rules, meaning that your broker, bank or other agent may not vote your shares on those proposals in the absence of your voting instructions. However, Proposal 2, the Reverse Stock Split Proposal, the Authorized

Stock Increase Proposal and the Adjournment Proposal are considered to be “routine” matters under NYSE rules, meaning that if you do not return voting instructions to your broker, bank or other agent by its deadline, your shares may be voted by your broker, bank or other agent in its discretion on Proposal 2, the Reverse Stock Split Proposal, the Authorized Stock Increase Proposal and the Adjournment Proposal. Accordingly, if you own shares through a nominee, such as a broker, bank or other agent, please be sure to instruct your nominee how to vote to ensure that your vote is counted on all of the proposals.

If you are a beneficial owner of shares held in street name, in order to ensure your shares are voted in the way you would prefer, you must provide voting instructions to your broker, bank or other agent by the deadline provided in the materials you receive from your broker, bank or other agent.

What does it mean if I receive more than one Notice?

If you receive more than one Notice, your shares may be registered in more than one name or in different accounts. Please follow the voting instructions on each Notice to ensure that all of your shares are voted.

Can I change my vote after submitting my proxy?

Stockholder of Record: Shares Registered in Your Name

Yes. You can revoke your proxy at any time before the final vote at the Annual Meeting. If you are the record holder of your shares, you may revoke your proxy in any one of the following ways:

•	You may submit another properly completed proxy card with a later date (which automatically revokes the earlier proxy).

•	You may grant a subsequent proxy by telephone or through the internet.

•	You may send a timely written notice that you are revoking your proxy to our Secretary at our principal executive offices at 2617 Bissonnet, Suite 233, Houston, TX 77005.

•	You may attend the Annual Meeting virtually and vote electronically. Simply attending the Annual Meeting virtually will not, by itself, revoke your proxy.

Even if you plan to attend the Annual Meeting virtually, we recommend that you also submit your proxy or voting instructions or vote by telephone or through the Internet so that your vote will be counted if you later decide not to attend the Annual Meeting.

Your most current proxy card, telephone proxy or internet proxy is the one that is counted.

Beneficial Owner: Shares Registered in the Name of Broker, Bank or Other Agent

If your shares are held by your broker, bank or other agent as a nominee, you should follow the instructions provided by such broker, bank or other agent.

How are votes counted?

Votes will be counted by the inspector of election appointed for the Annual Meeting, who will separately count, for the proposal to elect directors (Proposal 1), votes “For,” “Withhold” and broker non-votes; and with respect to all other proposals, votes “For” and “Against,” abstentions and, if applicable, broker non-votes. Abstentions will have the same effect as “Against” votes on Proposal 2, Proposal 3 and the Adjournment Proposal, and will have no effect on Proposal 1, Proposal 4, Proposal 5 and proposal 6. Broker non-votes on Proposals 1, 3 and 6 will have no effect and will not be counted towards the vote total for those proposals.

What are “broker non-votes”?

As discussed above, when a beneficial owner of shares held in street name does not give voting instructions to his or her broker, bank or other agent holding his or her shares as to how to vote on matters deemed to be “non-routine,” under the NYSE rules, the broker, bank or agent cannot vote the shares. These un-voted shares are counted as “broker non-votes.” Proposals 1, 3 and the EIP Amendment Proposal are considered to be “non-routine” under the NYSE rules and therefore we expect broker non-votes to exist in connection with those proposals. Broker non-votes will have no effect on those proposals.

As a reminder, if you are a beneficial owner of shares held in street name, in order to ensure your shares are voted in the way you would prefer, you must provide voting instructions to your broker, bank or other agent by the deadline provided in the materials you receive from your broker, bank or other agent.

How many votes are needed to approve each proposal?

The following table summarizes the minimum vote needed to approve each proposal and the effect of abstentions and broker non-votes.

Proposal No.	Proposal Description	Vote Required for Approval	Effect of Abstentions	Effect of Broker Non-Votes
1	Election of directors	Directors will be elected by a plurality of the votes cast by the holders of shares present or represented by proxy and entitled to vote on the election of directors. The four nominees receiving the most “For” votes will be elected as directors.	No effect	No effect

2	Ratification of the selection of Cherry Bekaert LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2025	The affirmative vote of a majority in voting power of shares of stock present in person or represented by proxy and entitled to vote thereon.	Against	Not Applicable (1)

3	Approval, on an advisory basis, of the compensation of our named executive officers	The affirmative vote of a majority in voting power of shares of stock present in person or represented by proxy and entitled to vote thereon.	Against	No effect

4	Reverse Stock Split	The votes cast “For” the amendment exceed the votes cast against the amendment.	No effect	Not Applicable (1)

5	Authorized Stock Increase	The votes cast “For” the amendment exceed the votes cast against the amendment.	No effect	Not Applicable (1)

6	EIP Amendment	The votes cast “For” the amendment exceed the votes cast against the amendment	No effect	No effect

7	Adjournment	The affirmative vote of a majority in voting power of shares of stock present in person or represented by proxy and entitled to vote thereon.	Against	Not Applicable (1)

(1)

Under NYSE rules, this proposal is considered to be a “routine” matter. Accordingly, if you hold your shares in street name and do not provide voting instructions to your broker, bank or agent that holds your shares, your broker, bank or other such agent has discretionary authority to vote your shares on this proposal. Any failure by a broker, bank or other agent to vote a share over which it exercises discretion will have the same effect as a vote against the proposal.

What is the quorum requirement?

A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present if stockholders holding at least a majority in voting power of the outstanding shares entitled to vote are deemed present at the Annual Meeting in person or represented by proxy. On the Record Date, there were 1,639,521 shares outstanding and entitled to vote. Thus, the holders of 819,762 shares must be deemed present in person or represented by proxy at the Annual Meeting to have a quorum.

Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or agent) or if you vote electronically at the Annual Meeting. Abstentions and broker non-votes will be counted towards the quorum requirement. If there is no quorum, the holders of a majority of shares deemed present at the Annual Meeting in person or represented by proxy may adjourn the Annual Meeting to another date.

Who will serve as inspector of elections?

A representative of Broadridge Financial Solutions (“Broadridge”) will serve as inspector of elections and Broadridge will tabulate votes.

How can I find out the results of the voting at the Annual Meeting?

Preliminary voting results will be announced at the Annual Meeting. In addition, final voting results will be published in a current report on Form 8-K that we expect to file within four business days after the Annual Meeting. If final voting results are not available to us in time to file a Form 8-K within four business days after the Annual Meeting, we intend to file a Form 8-K to publish preliminary results and, within four business days after the final results are known to us, file an additional Form 8-K to publish the final results.

What if I have questions for the Company’s transfer agent?

Please contact EQ, at the phone number or address listed below, if you are a registered stockholder and have questions concerning stock certificates, transfers or ownership or other matters pertaining to your stock account.

800-937-5449

48 Wall Street, Floor 23

New York, NY 10005

What if I want to request a paper or email copy of these documents?

If you want to receive a paper or e-mail copy of these documents, you must request one. There is no charge for requesting a copy. Please choose one of the following methods to make your request:

1)	BY INTERNET: www.proxyvote.com

2)	BY TELEPHONE: 1-800-579-1639

3)	BY E-MAIL*: sendmaterial@proxyvote.com

* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) in the subject line.

This Proxy Statement contains forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995, as amended. Forward-looking statements are all statements contained in this Proxy Statement that are not historical fact, and in some cases can be identified by terms such as: “anticipate,” “believe,” “estimate,” “expect,” “forecast,” “intend,” “may,” “plan,” “project,” “target,” “potential,” “will” and other words and terms of similar meaning. These statements are based on management’s current beliefs and assumptions and on information currently available to management. These statements involve risks, uncertainties and other factors that may cause actual results, levels of activity, performance or achievements to be materially different from the information expressed or implied by these forward-looking statements. Although we believe that the expectations reflected in such forward-looking statements are reasonable, we caution you that these statements are based on a combination of facts and factors currently known by us and our projections of the future, about which we cannot be certain. Any forward-looking statements in this Proxy Statement reflect our current views with respect to future events or to our future financial performance and involve known and unknown risks, uncertainties and other factors that may cause our actual results, level of activity, performance or achievements to be materially different from any future results, level of activity, performance or achievements expressed or implied by these forward-looking statements. Factors that may cause actual results, levels of activity or performance of achievements to differ materially from current expectations include, among other things, those described under Part I, Item 1A, “Risk Factors” and elsewhere in the Annual Report on Form 10-K for the fiscal year ended December 31, 2024. Given these uncertainties, you should not place undue reliance on these forward-looking statements. Except as required by law, we assume no obligation to update or revise these forward-looking statements for any reason, even if new information becomes available in the future.

PROPOSALS

Proposal 1

Election of Directors

Our Board presently has four directors: Dale Curtis Hogue, Jr.; Robert W. Postma; Jaime Vieser; and Holger Weis. Each were previously elected by the stockholders.

On April 10, 2025, our Board nominated all of our existing directors for election at the Annual Meeting. If elected, each of our proposed nominees has consented to serve as one of our directors, to hold office until our next annual meeting of stockholders and until his successor has been duly elected and qualified, or, if sooner, until his earlier death, resignation or removal. Proxies cannot be voted for a greater number of persons than the number of nominees named in the proxy statement. If any director nominee should withdraw or otherwise become unavailable to serve, the proxies which would have otherwise been voted for that director nominee may be voted for a substitute director nominee selected by our Board. We are not aware of any reason that a nominee will be unable or unwilling to serve as a director.

The following table sets forth each nominee to be elected at the Annual Meeting, the year each nominee was first elected as a director, the position(s) currently held by each nominee with us and the year each nominee’s term will expire, if such nominee is elected at the Annual Meeting.

Name of Nominee	Position(s) with the Company	Year First Became a Director	Year Proposed Term Will Expire
Dale Curtis Hogue, Jr.	Interim Chief Executive Officer and Director	2024	2026
Robert W. Postma	Director	2021	2026
Jaime Vieser	Director	2020	2026
Holger Weis	Director - Chair	2020	2026

Under our director resignation policy, any nominee in an uncontested election who does not receive a majority of the votes cast (i.e. receives a greater number of votes “withheld” from his or her election than votes “for” in such election) shall submit his or her offer of resignation for consideration by the corporate governance and nominating committee of the Board (the “corporate governance and nominating committee”). The corporate governance and nominating committee shall consider all of the relevant facts and circumstances and recommend to the Board the action to be taken with respect to such offer of resignation, and the Board will then act on such recommendation.

Our corporate governance and nominating committee seeks to assemble a Board that, as a whole, possesses the appropriate balance of professional and industry knowledge, financial expertise and management experience necessary to oversee and direct our business. The corporate governance and nominating committee maintains a goal of recruiting members who complement and strengthen the skills of other members and who also exhibit integrity, collegiality, sound business judgment and other qualities that the corporate governance and nominating committee views as critical to effective functioning of the Board.

None of the director nominees are related by blood, marriage or adoption to any of our other director nominees or executive officers. Certain of our directors were previously selected or nominated for election as a director, pursuant to a settlement agreement, dated February 4, 2021 (the “WaterMill Settlement Agreement”), with WaterMill Asset Management Corp. and Robert W. Postma (collectively, the “WaterMill Parties”). The WaterMill Settlement Agreement is no longer in effect and none of the directors originally nominated pursuant to its terms were nominated pursuant to the agreement for this meeting. Pursuant to the WaterMill Settlement Agreement, we increased the size of our Board from eight to nine directors (and which has subsequently been reduced to seven as directors have left the Board) and appointed Mr. Postma to fill the newly created directorship. Under the WaterMill Settlement Agreement, we agreed that until the earlier of (i) January 1, 2023 and (ii) thirty (30) calendar days prior to the nomination deadline for our 2023 annual meeting of stockholders, we would nominate each of Messrs. Postma, Vieser and Weis for election at any stockholder meeting at which directors are to be elected and would recommend, support and solicit proxies for the election of each of Messrs. Postma, Vieser and Weis.

Mr. Hogue, our Interim Chief Executive Officer and a director, was appointed as a non-employee director in December 2023, prior to his appointment as interim Chief Executive Officer in January 2024.

Vote Required

Directors are elected by a plurality of the votes of the holders of shares deemed present in person or represented by proxy and entitled to vote on the election of directors. Accordingly, if a quorum is present, the four nominees receiving the highest number of “FOR” votes will be elected. Shares represented by executed proxies will be voted, if authority to do so is not withheld, for the election of the four nominees named above.

The Board recommends that you vote “FOR” the election of each named nominee.

Proposal 2

Ratification of Selection of Independent Registered Public Accounting Firm

The audit committee of the Board has selected Cherry Bekaert LLC as our independent registered public accounting firm for the fiscal year ending December 31, 2025. Cherry Bekaert LLC has audited our financial statements since 2024. A representative of Cherry Bekaert LLC is expected to virtually attend the Annual Meeting. He or she will have an opportunity to make a statement if he or she so desires and will be available to respond to appropriate questions from stockholders.

We are not required by statute or our bylaws or other governing documents to obtain stockholder ratification of the appointment of Cherry Bekaert LLC as our independent registered public accounting firm. The audit committee has submitted the selection of Cherry Bekaert LLC to the stockholders for ratification as a matter of good corporate practice. If the stockholders do not ratify the appointment, the audit committee may reconsider its selection. Notwithstanding the proposed ratification of the selection of Cherry Bekaert LLC by the stockholders, the audit committee, in its discretion, may direct the appointment of a new independent registered public accounting firm at any time during the year without notice to, or the consent of, the stockholders, if the audit committee determines that such a change would be in our best interest and the best interest of our stockholders.

Principal Accountant Fees and Services

The following table presents the aggregate fees billed by RSM US LLP and Cherry Bekaert LLP for the years ended December 31, 2024 and 2023.

Fee Category	2024	2023
Audit Fees (1)	$177,575	$308,304
Audit-Related Fees	—	—
Tax Fees	—	—
All Other Fees	—	—

Total Fees	$177,575	$308,304

(1)

Represents fees billed for professional services provided to us in connection with the annual audit of our financial statements and the review of our quarterly condensed financial statements, as well as audit services that are normally provided by an independent registered public accounting firm in connection with statutory and regulatory filings or engagements for those fiscal years, such as statutory audits, administrative fees and out-of-pocket costs. For 2024, $99,750 of the fees were billed by Cherry Bekaert LLP and $77,825 of the fees were billed by RSM US LLP, of which $48,950 were associated with work paper transition and consents. For 2023, there were no fees associated with registration statements, comfort letters, work paper transition and consents.

Other than as discussed above, we did not incur any fees of RSM US LLP and Cherry Bekaert LLP for audit-related, tax or other services in 2024 or 2023.

All fees described above were pre-approved by the audit committee.

Pre-Approval Policy and Procedures

The audit committee has adopted a policy and procedures for the pre-approval of audit and non-audit services rendered by our independent registered public accounting firm, Cherry Bekaert LLC. The policy generally authorizes pre-approval by the audit committee of specified services in the defined categories of audit services, audit-related services and tax services up to specified amounts. Pre-approval may also be given as part of the audit committee’s approval of the scope of the engagement of the independent registered public accounting firm or on an individual, explicit, case-by-case basis before the independent registered public accounting firm is engaged to provide each service. The pre-approval of services may be delegated to one or more of the audit committee’s members, but the decision must be reported to the full audit committee at its next scheduled meeting.

Vote Required

The affirmative vote of the holders of a majority in voting power of the shares of stock deemed present in person or represented by proxy and entitled to vote thereon at the annual meeting will be required to ratify the selection of Cherry Bekaert LLC. Abstentions will be counted toward the vote total for Proposal 2 and will have the same effect as “AGAINST” votes.

The Board recommends that you vote “FOR” the ratification of the selection of Cherry Bekaert LLC as our independent registered public accounting firm for our fiscal year ending December 31, 2025.

Proposal 3

Advisory Vote on Executive Compensation

Under the Dodd-Frank Wall Street Reform and Consumer Protection Act and Section 14A of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), our stockholders are entitled to vote to approve, on an advisory basis, the compensation of our named executive officers as disclosed in this proxy statement in accordance with the SEC’s rules. At the 2024 annual meeting of stockholders, our stockholders indicated their preference that we solicit a non-binding advisory vote on the compensation of the named executive officers, commonly referred to as a “say-on-pay vote,” every year. The Board has adopted a policy that is consistent with that preference indicated by our stockholders. Accordingly, this year we are again asking the stockholders to approve, on an advisory basis, the compensation of our named executive officers as disclosed in this proxy statement.

This vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and the philosophy, policies and practices described in this proxy statement. The compensation of our named executive officers is disclosed in the section titled “Executive Compensation” below, including the tabular and narrative disclosures set forth in such section under the same heading. We believe that our compensation policies and decisions are focused on pay-for-performance principles and strongly aligned with our stockholders’ interests. Compensation of our named executive officers is designed to enable us to attract and retain talented and experienced executives, whose knowledge, skills and performance are critical to our success, and motivate these executive officers to achieve our business objectives and to lead us in a competitive environment.

We are asking our stockholders to indicate their support for the compensation of our named executive officers as described in this proxy statement by casting a non-binding advisory vote “FOR” the following resolution:

“RESOLVED, that the stockholders hereby approve the compensation of the “named executive officers” of Alaunos Therapeutics, Inc., as disclosed in the section titled “Executive Compensation” in the proxy statement for the Alaunos Therapeutics, Inc. 2025 Annual Meeting of stockholders pursuant to the compensation disclosure rules of the SEC, including the compensation tables and narrative discussion.”

Vote Required

The affirmative vote of the holders of a majority in voting power of the shares of stock deemed present in person or represented by proxy and entitled to vote at the Annual Meeting will be required to approve, on an advisory basis, the compensation of our named executive officers as described herein. Because the vote is advisory, it will not be binding on us, the Board or the Board’s compensation committee (the “compensation committee”). Nevertheless, the views expressed by our stockholders, whether through this vote or otherwise, are important to us and, accordingly, the Board and our compensation committee intend to consider the results of this vote in making determinations in the future regarding executive compensation arrangements. Abstentions will be counted toward the vote total for Proposal 3 and will have the same effect as “AGAINST” votes.

The Board recommends that you vote “FOR” the proposal to approve the compensation of our named executive officers, as described in this proxy statement.

Proposal 4

Approval of the Fourth Amended and Restated Certificate of Incorporation to Effect a Reverse Stock Split of Common Stock

Overview

On April 10, 2025, our Board unanimously approved and recommended that our stockholders approve the amendment and restatement of our Charter to, at the discretion of the Board, effect a reverse stock split with respect to the Company’s issued and outstanding common stock, par value $0.001 per share, including stock held by the Company as treasury shares, at any reverse stock split ratio within a range of 1-for-5 to 1-for-20, inclusive, and a proportionate decrease in the number of our total authorized capital stock and common stock, as further described below. As further described below, we are seeking approval of this Reverse Stock Split Proposal primarily to provide our Board with the authority to effect a reverse stock split only if needed to maintain our listing on the Nasdaq Capital Market (“Nasdaq”). Our Board has accordingly determined that it is advisable and in the best interest of the Company and its stockholders for this Reverse Stock Split Proposal to be approved so that the Board has the necessary flexibility if we fall below the Minimum Price Standard between the time of this meeting and the next stockholder meeting, and the Board makes the determination that a reverse stock split provides us the best chance to avoid delisting.

A reverse stock split, if implemented, would be at any ratio approved by our stockholders in this proposal within the range described above and would apply equally to all outstanding shares of our common stock. Accordingly, each stockholder would hold the same percentage of common stock outstanding immediately following a reverse stock split as that stockholder held immediately prior to a reverse stock split, except for adjustments that may result from the treatment of fractional shares as described below. In addition, the Board has unanimously approved and recommends that the Board would have the sole discretion whether or not to proportionately reduce the number of shares of common stock authorized under the Charter in the event the Board does effect a reverse stock split pursuant to this proposal.

Approval of this proposal would permit, but not require, our Board to effect a reverse stock split by any ratio between 1-for-5 to 1-for-20, inclusive, with the exact ratio to be selected at a whole number within this range as determined by our Board in its sole discretion, provided that any reverse stock split is implemented within one year after the conclusion of the Annual Meeting. As described in more detail below, we are currently in compliance with the Minimum Price Standard.

Upon receiving stockholder approval of a reverse stock split, the Board will have the authority, but not the obligation, to elect, in its sole discretion, without further action on the part of our stockholders and as it determines to be in our and our stockholders’ best interests, to effect a reverse stock split and, if so, to select the reverse stock split ratio from within the approved range of ratios described above, each ratio within such range having been approved by our stockholders. We believe that enabling our Board to select the ratio from within the stated range will provide us with the flexibility to implement a reverse stock split in a manner designed to maximize the anticipated benefits for our stockholders. In determining the ratio following the receipt of stockholder approval, our Board may consider, among other factors, the following:

•	the historical trading price and trading volume of our common stock;

•	the number of outstanding shares of our common stock;

•	the then-prevailing trading price and trading volume of our common stock and the anticipated impact of a reverse stock split on the trading market for our common stock;

•	the continued listing requirements of Nasdaq, including the requirement that, subject to limited exceptions, listed companies maintain a minimum bid price of at least $1.00;

•	the number of authorized but unissued shares of our common stock that would result from a reverse stock split, and potential uses of those additional authorized but unissued shares;

•	the anticipated impact of a particular ratio on our ability to reduce administrative and transactional costs; and

•	prevailing general market and economic conditions.

If this Reverse Stock Split Proposal is approved by the stockholders and the Board determines to implement a reverse stock split, we will file an amended and restated Charter (the “Fourth Amended and Restated Charter”), with the Delaware Secretary of State. The material changes in the proposed Fourth Amended and Restated Charter are described in this proposal. This description is qualified in its entirety by reference to the complete text of the Fourth Amended and Restated Charter, which is attached as Annex A to this proxy statement and incorporated into this proposal by reference. You are strongly encouraged to read the actual text of the Fourth Amended and Restated Charter. The proposed Fourth Amended and Restated Charter is subject to revision for such changes as may be required by the Delaware General Corporation Law and any other changes consistent with this proposal that we may deem necessary or appropriate.

If this Reverse Stock Split Proposal is approved by the stockholders and a reverse stock split is implemented by our Board, no less than 5 and no more than 20 shares of existing common stock, as determined by our Board, will be combined into one share of common stock. Holders will receive, in lieu of any fractional share, an amount in cash (without interest) equal to such fraction multiplied by the closing sales price of our common stock as reported on Nasdaq on the trading day immediately preceding the effective date of the Fourth Amended and Restated Charter. The Fourth Amended and Restated Charter, if adopted, will include only the reverse stock split ratio determined by our Board to be in the best interest of the Company and its stockholders and all of the other ratios approved by our stockholders within the proposed range will be abandoned.

If this Reverse Stock Split Proposal is approved and the Board elects to implement a reverse stock split, the number of outstanding shares of our common stock may, at the sole discretion of the Board, be reduced in proportion to the ratio of the reverse stock split chosen by our Board. If a reverse stock split is implemented, the number of authorized shares of our common stock may decrease by the same proportion as the number of shares of common stock that are outstanding at the time of the reverse stock split.

Our Board reserves the right to elect not to effect a reverse stock split, including any or all reverse stock split ratios within the proposed range, if it determines, in its sole discretion, that implementing a reverse stock split is not in the best interest of the Company and its stockholders. If our Board does not implement a reverse stock split on or prior to the one year anniversary of the conclusion of the Annual Meeting, stockholder approval would again be required prior to implementing any future reverse stock split.

Background and Reasons for a Reverse Stock Split

As further described below, we and our Board are seeking approval for the Reverse Stock Split Proposal primarily to provide our Board with authority to effect a reverse stock split if needed to maintain our listing on Nasdaq. However, we cannot provide assurance that a reverse stock split would achieve its intended or desired benefits, and we strongly encourage you to review the discussion below in the section titled “Risks and Potential Disadvantages Associated with a Reverse Stock Split.”

Nasdaq Minimum Price Standard & Low Priced Stocks Rule

Nasdaq Listing Rule 5450(a)(1) requires that companies listed on the Nasdaq maintain a minimum closing bid price of at least $1.00 per share (the “Minimum Price Standard”). Companies are considered out of compliance with the Minimum Price Standard if the Nasdaq closing bid price is below $1.00 per share for 30 consecutive business days. Under Nasdaq Listing Rule 5810(c)(3)(A), once out of compliance with the Minimum Price Standard, a company has 180 calendar days to regain compliance by meeting the Minimum Price Standard. On November 8, 2023, we were notified that our shares had traded below $0.10 for ten consecutive days in violation of Nasdaq Listing Rule 5810(c)(3)(A)(iii) or the “Low Priced Stocks Rule.” We appealed this determination pursuant to the instructions provided by Nasdaq to the Hearings Panel or the “Panel.” On February 16, 2024, we were notified by the Panel that, following a 15 to 1 reverse stock split, our shares had traded above $1.00 for 10 consecutive days and we were then in compliance. However, we were also advised that in application of Listing Rule 5815(d)(4)(B), we were subject to a Mandatory Panel Monitor for a period of one year from February 16, 2024 or the Compliance Period. If, within that one-year monitoring period, we were determined to again be out of compliance with the Minimum Price Standard, we would not have been able to provide Nasdaq with a plan of compliance with respect to that deficiency nor would Nasdaq have been able to grant additional time for us to regain compliance with respect to that deficiency. We also would not have been afforded an applicable cure or compliance period pursuant to Rule 5810(c)(3). Instead, as with the Low Priced Stocks Rule, we would have been immediately be delisted but would again have had an opportunity to request a new hearing with the initial Panel or a newly convened Hearings Panel if the initial Panel is unavailable. We would have been able to respond/present to the Hearings Panel as provided by Listing Rule 5815(d)(4)(C). At this time, the Board would likely have had to undergo a reverse stock split in order to ensure that our shares trade at a compliant price to prevent delisting. The Minimum Price Standard will be met if our common stock has a minimum closing bid price of at least $1.00 per share for a minimum of 10 consecutive business days within the time frame allowed by the Panel to gain compliance.

On June 26, 2024, the Board unanimously approved a reverse stock split, at a ratio of 1 for 10 given the fact that our stock price had been trading for several days under the Nasdaq Minimum Price Standard in order to avoid a second delisting notice from Nasdaq. This reverse stock split and accompanying decrease in the number of shares of common stock authorized under the Charter was effective on July 16, 2024.

As of the date of this proxy statement, we are in compliance with the Minimum Price Standard. The equity markets have experienced and continue to experience substantial volatility due to, among other factors, recent tariffs instituted by the Trump Administration, the wars in Ukraine and Israel, dramatic interest rate increases, and high levels of inflation. On May 5, 2025, the reported closing price of our common stock was $2.90 per share. Accordingly, there is a significant risk that we may fall below the Minimum Price Standard before our next stockholders’ meeting in 2026.

The primary purpose of a reverse stock split would be to achieve an increase in the per share market price of our common stock as necessary to meet the Minimum Price Standard. A delisting of our common stock would materially and adversely affect a stockholder’s ability to dispose of, or to obtain accurate quotations as to the market value of, our common stock. Furthermore, any delisting may cause our common stock to be subject to “penny stock” regulations promulgated by the SEC. Under such regulations, broker-dealers are required to, among other things, comply with disclosure and special suitability determinations prior to the sale of shares of common stock. If our common stock becomes subject to these regulations, the market price of our common stock and the liquidity thereof would be materially and adversely affected. Absent other factors, we believe that reducing the number of outstanding shares of our common stock is a potentially effective means to increase the per share market price of our common stock.

If our shares of common stock are delisted from Nasdaq, we believe that our shares of common stock would likely be eligible to be quoted over-the-counter on an inter-dealer electronic quotation and trading system operated by OTC Markets Group. These markets are generally considered not to be as efficient as, and not as broad as, Nasdaq. Selling our shares of common stock on these markets could be more difficult because smaller quantities of shares would likely be bought and sold, and transactions could be delayed. In addition, in the event our shares of common stock are delisted, broker-dealers would have certain regulatory burdens imposed upon them with respect to our common stock, which may discourage broker-dealers from effecting transactions in our common stock, further limiting the liquidity of our common stock. These factors could result in lower prices and larger spreads in the bid and ask prices for our common stock.

A delisting from Nasdaq and continued or further declines in our share price could also greatly impair our ability to raise additional necessary capital through equity or debt financing, or to use our shares for business development or other corporate initiatives, and could significantly increase the ownership dilution to stockholders caused by our issuing equity in financing or other transactions. Without the ability to raise additional capital, our ability to carry on our business and advance the development of our product candidates would be significantly impaired.

Our Board believes that the proposed reverse stock split would be a potentially effective means for us to obtain and/or maintain compliance with the Minimum Price Standard and to avoid, or at least defer, the consequences of our common stock being delisted from Nasdaq by producing the immediate effect of increasing the bid price of our common stock. Our Board currently intends to effect a reverse stock split only if, in its sole discretion, it deems it to be a necessary step to gain compliance with the Minimum Price Standard, if needed during the Compliance Period.

General Investment Considerations

Additionally, we believe that a reverse stock split could make our common stock more attractive to a broader range of institutional and other investors, as we have been advised that the current market price of our common stock may affect its acceptability to certain institutional investors and other members of the investing public. In particular, many brokerage houses and institutional investors have internal policies and practices that may prohibit them from investing in low-priced stocks or discourage individual brokers from recommending low-priced stocks to their customers. Moreover, because brokers’ commissions on low-priced stocks generally represent a relatively high percentage of the stock price, transaction costs would represent a higher percentage of total share value, which could result in decreased trading volume and increased volatility in the trading price of our common stock. We believe that a reverse stock split could make our common stock a more attractive and cost-effective investment for many investors, which could enhance the liquidity of our common stock.

Risks and Potential Disadvantages Associated with a Reverse Stock Split

Our Board believes that a reverse stock split is a potentially effective means to increase the per share market price of our common stock and thus enable us to regain compliance with the Minimum Price Standard, if we fail below the Minimum Price Standard during the Compliance Period. However, there are a number of risks and potential disadvantages associated with a reverse stock split, including the following:

•

The Board cannot predict the effect of a reverse stock split upon the market price for shares of our common stock, and the success of similar reverse stock splits for companies in like circumstances has varied. Some investors may have a negative view of a reverse stock split. Recently, the market price of our common stock has declined substantially, and the equity markets have experienced and continue to experience substantial volatility due to, among other factors, the wars in Ukraine and Israel, dramatic interest rate increases, and high levels of inflation. The principal purpose of a reverse stock split would be to increase the trading price of our common stock to meet the Minimum Price Standard. However, the effect of a reverse stock split on the market price of our common stock cannot be predicted with any certainty, and we cannot assure you that a reverse stock split will accomplish this objective for any meaningful period of time, or at all. Even if a reverse stock split has a positive effect on the market price for shares of our common stock, performance of our business and financial results, general economic conditions and the market perception of our business, and other adverse factors which may not be in our control could lead to a decrease in the price of our common stock following a reverse stock split.

•

Although the Board believes that a higher stock price may help generate the interest of new investors, the reverse stock split may not result in a per-share price that will successfully attract certain types of investors and such resulting share price may not satisfy the investing guidelines of institutional investors or investment funds. Further, other factors, such as our financial results, market conditions and the market perception of our business, may adversely affect the interest of new investors in the shares of our common stock. As a result, the trading liquidity of the shares of our common stock may not improve as a result of a reverse stock split and there can be no assurance that a reverse stock split, if completed, will result in the intended benefits described above.

•

Even if a reverse stock split does result in an increased market price per share of our common stock, the market price per share following a reverse stock split may not increase in proportion to the reduction of the number of shares of our common stock outstanding before the implementation of a reverse stock split. Accordingly, even with an increased market price per share, the total market capitalization of shares of our common stock after a reverse stock split could be lower than the total market capitalization before a reverse stock split. Also, even if there is an initial increase in the market price per share of our common stock after a reverse stock split, the market price many not remain at that level due to factors described in this proposal or other factors, including the risks described in our Annual Report on Form 10-K for the year ended December 31, 2024, as updated in reports we subsequently file with the SEC.

•

If a reverse stock split is implemented and the market price of shares of our common stock then declines, the percentage decline may be greater than would occur in the absence of a reverse stock split due to decreased liquidity in the market for our common stock. If the market price of shares of our common stock declines after a reverse stock split, the percentage decline as an absolute number and as a percentage of our overall market capitalization may be greater than would occur in the absence of a reverse stock split. Accordingly, the total market capitalization of our common stock following a reverse stock split could be lower than the total market capitalization before a reverse stock split.

Procedures for and Effects of Implementing a Reverse Stock Split

Procedures

A reverse stock split would become effective upon the filing of the Fourth Amended and Restated Charter with the Secretary of State of the State of Delaware. The exact timing of the filing of the Fourth Amended and Restated Charter, if it is filed, would be determined by our Board based on its evaluation as to when such action would be in the best interest of the Company and its stockholders. In addition, our Board reserves the right, notwithstanding stockholder approval and without further action by the stockholders, to elect not to proceed with a reverse stock split if, at any time prior to filing the Fourth Amended and Restated Charter, our Board determines in its sole discretion that it is not in our best interest and the best interest of our stockholders to proceed with a reverse stock split. If the Fourth Amended and Restated Charter has not been filed with the Secretary of State of the State of Delaware on or prior to the one year anniversary of the conclusion of the Annual Meeting, our Board will abandon the reverse stock split or seek stockholder reauthorization of a reverse stock split. Following are descriptions of how a reverse stock split would be implemented for beneficial holders, registered book entry holders, and certificated holders.

Beneficial Holders. Upon the implementation of a reverse stock split, we intend to treat shares held by stockholders through a broker, bank or other agent in the same manner as registered stockholders whose shares are registered in their names. Brokers, banks and other agents would be instructed to effect a reverse stock split for their beneficial holders holding our common stock in street name. However, these brokers, banks and other agents may have different procedures than registered stockholders for processing a reverse stock split. Stockholders who hold shares of our common stock with a broker, bank or other agent and who have any questions in this regard are strongly encouraged to contact their brokers, banks or other agents for more information.

Registered “Book Entry” Holders. Certain of our registered holders of common stock may hold some or all of their shares electronically in book-entry form with EQ. These stockholders do not have stock certificates evidencing their ownership of the common stock. They are, however, provided with a statement reflecting the number of shares registered in their accounts. If a reverse stock split is implemented, stockholders who hold shares electronically in book-entry form with EQ would not need to take action (the exchange will be automatic) to receive whole shares of post-reverse split common stock.

Certificated Holders. If a reverse stock split is implemented, stockholders holding shares of our common stock in certificated form would be sent a letter of transmittal by EQ following the reverse stock split. The letter of transmittal would contain instructions on how a stockholder should surrender their certificate(s) representing shares of our common stock (the “Old Certificates”) to EQ in exchange for information regarding their book entry shares. We no longer certificate the Company’s shares. A stockholder must deliver all Old Certificates, together with a properly completed and executed letter of transmittal, to EQ. No stockholder would be required to pay a transfer or other fee to receive their book entry information.. Until surrendered, we would deem outstanding Old Certificates held by stockholders to be cancelled and only to represent the number of whole shares of post-reverse split common stock to which these stockholders are entitled and the right to receive cash in lieu of any fractional shares as described below. If an Old Certificate has a restrictive legend on it, the book entry for those shares would be issued with the same restrictive legends that are on the Old Certificate.

If a reverse stock split is implemented, we expect that EQ would act as the exchange agent for purposes of implementing the exchange of Old Certificates for book entry information. No service charges would be payable by holders of shares of common stock in connection with the exchange of information. We would bear all of such expenses.

STOCKHOLDERS SHOULD NOT DESTROY ANY STOCK CERTIFICATES.

STOCKHOLDERS SHOULD NOT SUBMIT STOCK CERTIFICATES UNLESS AND UNTIL REQUESTED TO DO SO, AND THEN STOCK CERTIFICATES SHOULD BE SUBMITTED ONLY IN THE MANNER INSTRUCTED.

STOCK CERTIFICATES SHOULD NOT BE SUBMITTED DIRECTLY TO THE COMPANY.

Outstanding Shares of Common Stock

Depending on the ratio for a reverse stock split determined by our Board, a minimum of 5 and a maximum of 20 shares of existing common stock would be combined into one new share of common stock. Based on 1,639,521 shares of common stock issued and outstanding as of the Record Date, immediately following a reverse stock split we would have approximately 327,904 shares of common stock issued and outstanding (without giving effect to the treatment of fractional shares) if the ratio for a reverse stock split is 1-for-5, and 81,976 shares of common stock issued and outstanding (without giving effect to the treatment of fractional shares) if the ratio for a reverse stock split is 1-for-20. Any other ratio selected within such range would result in a number of shares of common stock issued and outstanding following the reverse stock split between approximately 273,253 and 86,290 shares.

The actual number of shares issued after giving effect to a reverse stock split, if implemented, would depend on the reverse stock split ratio that is ultimately selected by our Board. A reverse stock split would affect all holders of our common stock uniformly and would not affect any stockholder’s percentage ownership interest in the Company, except that, as described below in the section titled “Fractional Shares,” stockholders of record otherwise entitled to a fractional share, as a result of a reverse stock split, would instead receive an amount in cash. In addition, a reverse stock split would not affect any stockholder’s proportionate voting power, except for adjustments that may result from the treatment of fractional shares as described below. A reverse stock split may result in some stockholders owning “odd lots” of less than 100 shares of common stock. Odd lot shares may be more difficult to sell, and brokerage commissions and other costs of transactions in odd lots are generally somewhat higher than the costs of transactions in “round lots” of even multiples of 100 shares.

Authorized Shares of Common Stock

A reverse stock split may, at the discretion of the Board, result in a proportionate reduction in the number of authorized shares of our common stock under the Charter at the time a reverse stock split is effected. A reverse stock split would not have any effect on the number of authorized shares of preferred stock, which would remain at 30,000,000 shares of preferred stock, par value $0.001.

For clarity, if the Authorized Stock Increase Proposal described below is approved by our stockholders and implemented by our Board, in its discretion, through the filing of a certificate of amendment to our Charter prior to the implementation of the reverse stock split, the reverse stock split may, at the discretion of the Board, have the effect of reducing the increased number of authorized shares.

Following the effective time of a reverse stock split, any authorized shares of our common stock, if and when issued, would be part of our existing class of our common stock and would have the same rights and privileges as the shares of our common stock currently outstanding. Our stockholders do not, as such, have preemptive rights or preferential rights to purchase additional shares of our common stock that we may issue.

Fractional Shares

We would not issue fractional shares in connection with a reverse stock split. Stockholders would receive, in lieu of any fractional share, an amount in cash (without interest) equal to such fraction multiplied by the closing sales price of our common stock as reported on Nasdaq on the trading day immediately preceding the effective date of the Fourth Amended and Restated Charter. The ownership of a fractional share interest following a reverse stock split would not give the holder any voting, dividend or other rights, except to receive payment as described above.

If our Board elects to implement the proposed reverse stock split, stockholders owning, prior to the reverse stock split, less than the number of whole shares of common stock that will be combined into one share of common stock in the reverse stock split would no longer be stockholders. The exact number by which the number of holders of our common stock would be reduced will depend on the specific reverse stock split ratio adopted by the Board and the number of stockholders that hold less than that ratio as of the effective date of the reverse stock split. As of the Record Date, there were approximately 129 holders of record of our common stock, of which 77 held fewer than 100 shares of common stock.

Effects on Equity Compensation Plans and Awards, Convertible Securities and Warrants

If a reverse stock split is implemented, proportionate adjustments would generally be required to be made with regard to:

•	the per share exercise price of, and the number of shares issuable upon exercise of, outstanding stock options issued under our equity compensation plans;

•	the number of shares deliverable upon vesting and settlement of outstanding restricted stock and restricted stock unit awards;

•	the number of shares reserved for issuance under our equity compensation plans;

•

the per share conversion price, and the number of shares issuable upon conversion of, outstanding convertible securities entitling the holders to purchase or convert into, or otherwise acquire shares of our common stock; and

•	the strike price and the number of shares issuable upon exercise of warrants entitling the holders to receive shares of our common stock.

In the case of options, convertible securities or other rights to acquire shares of our common stock, these adjustments would result in approximately the same aggregate price required under such options, convertible securities or other rights upon exercise, conversion, or settlement, and approximately the same value of shares of common stock being delivered upon such exercise, conversion, or settlement, immediately following a reverse stock split as was the case immediately preceding such reverse stock split.

In the case of our outstanding warrants, the number of shares issuable under the warrants will be proportionately decreased and the exercise price of each warrant proportionately increased.

The number of shares of common stock issuable upon exercise or vesting of outstanding equity awards, options and warrants and the exercise or purchase price related thereto, if any, would be equitably adjusted in accordance with the terms of our 2012 Equity Incentive Plan and our 2020 Equity Incentive Plan, as applicable, or such stock option grants or warrants, as the case may be, which may include rounding the number of shares of common stock issuable down to the nearest whole share or the payment of cash for fractional shares.

Exchange Act Registration; Nasdaq Listing; CUSIP

Our common stock is currently registered under Section 12(b) of the Exchange Act, and we are subject to periodic reporting and other requirements of the Exchange Act. The implementation of a reverse stock split would not affect the registration of our common stock under the Exchange Act or our reporting or other requirements under the Exchange Act.

We are currently listed on the Nasdaq Capital Market under the trading symbol “TCRT.” If our common stock remains listed on the Nasdaq Capital Market up to the time of a reverse stock split, then immediately following the reverse stock split our common stock would continue to be listed on the Nasdaq Capital Market under the “TCRT” symbol, although it is likely that Nasdaq would add the letter “D” to the end of the trading symbol for a period of 20 trading days after the effective date of the reverse stock split to indicate that the reverse stock split had occurred.

Following a reverse stock split, our common stock would have a new Committee on Uniform Securities Identification Procedures (“CUSIP”) number, which is a number used to identify our equity securities, and stock certificates with the older CUSIP number will need to be exchanged for stock certificates with the new CUSIP number by following the procedures described above.

Accounting Matters

The filing of the Fourth Amended and Restated Charter and implementation of a reverse stock split would not affect the par value of our common stock per share, which will remain $0.001. As a result, the stated capital attributable to common stock and the additional paid-in capital account on our balance sheet would not change due to a reverse stock split. However, the stated capital attributable specifically to our common stock would be reduced proportionally depending on the reverse stock split ratio, and the additional paid-in capital account would be credited with the amount by which the stated capital would be reduced. Also, if a reverse stock split is implemented, reported per share net income or loss would be higher because there will be fewer shares of our common stock outstanding. We do not anticipate that any other accounting consequences would arise as a result of a reverse stock split.

Appraisal Rights

Our stockholders are not entitled to dissenters’ or appraisal rights under the Delaware General Corporation Law with respect to any of the proposals being voted on at the Annual Meeting and described in this proxy statement.

Certain Material U.S. Federal Income Tax Consequences of the Reverse Stock Split

The following describes certain material U.S. federal income tax consequences of the reverse stock split expected to apply generally to U.S. Holders (as defined below) of our common stock. This description is based upon current provisions of the Internal Revenue Code of 1986, as amended (the “Code”), existing Treasury Regulations promulgated under the Code and current published administrative rulings and court decisions, all of which are subject to change or different interpretation. Any change, which may or may not be retroactive, could alter the tax consequences described in this section. No ruling from the U.S. Internal Revenue Service has been or will be requested in connection with the reverse stock split.

No attempt has been made to comment on all U.S. federal income tax consequences of the reverse stock split that may be relevant to particular U.S. Holders, including holders: (i) that are subject to special tax rules such as dealers, brokers and traders in securities, mutual funds, regulated investment companies, real estate investment trusts, insurance companies, banks or other financial institutions, tax-exempt entities, grantor trusts, tax-qualified retirement plans, individual retirement accounts, pension funds or other tax deferred accounts; (ii) that hold their shares as a hedge or as part of a hedging, straddle, “conversion transaction,” “synthetic security,” integrated investment or any risk reduction strategy; (iii) that are partnerships, S corporations, or other pass-through entities or investors in such pass-through entities; or (iv) that do not hold their shares as capital assets for U.S. federal income tax purposes (generally, property held for investment).

In addition, the following discussion does not address U.S. federal estate or gift, alternative minimum or Medicare contribution tax consequences, tax reporting requirements or the tax consequences of the reverse stock split under state, local or non-U.S. tax laws. The discussion assumes that for U.S. federal income tax purposes, the reverse stock split will not be integrated, or otherwise treated as part of a unified transaction, with any other transaction. Furthermore, the following discussion does not address the tax consequences of transactions effectuated before, after or at the same time as the reverse stock split, whether or not they are in connection with the reverse stock split.

If a partnership (or other entity treated as a partnership for U.S. federal income tax purposes) is the beneficial owner of common stock, the U.S. federal income tax treatment of a partner in the partnership will generally depend on the status of the partner and the activities of the partnership. Accordingly, partnerships (and other entities treated as partnerships for U.S. federal income tax purposes) holding common stock and the partners in such entities should consult their own tax advisors regarding the U.S. federal income tax consequences of the proposed reverse stock split to them in light of their own circumstances.

For purposes of this discussion, a “U.S. Holder” means a beneficial owner of our common stock that is, for U.S. income tax purposes: (i) an individual who is a citizen or resident of the U.S.; (ii) a corporation (or other entity taxable as a corporation for U.S. federal income tax purposes) created or organized in the U.S. any state thereof or the District of Columbia; (iii) an estate the income of which is includible in gross income for U.S. federal income tax purposes regardless of its source; or (iv) a trust (other than a grantor trust) if (A) a court within the U.S. is able to exercise primary supervision over the administration of the trust and one or more U.S. persons have the authority to control all substantial decisions of the trust or (B) it has a valid election in effect under applicable U.S. Treasury regulations to be treated as a U.S. person.

HOLDERS OF OUR COMMON STOCK ARE ADVISED TO CONSULT THEIR OWN TAX ADVISORS REGARDING THE U.S. FEDERAL INCOME TAX CONSEQUENCES OF A REVERSE STOCK SPLIT TO THEM IN LIGHT OF THEIR PERSONAL CIRCUMSTANCES AND THE CONSEQUENCES OF A REVERSE STOCK SPLIT UNDER OTHER FEDERAL, STATE, LOCAL AND NON-U.S. TAX LAWS.

The proposed reverse stock split is intended to be treated as a “recapitalization” pursuant to Section 368(a)(1)(E) of the Code. Assuming that the reverse stock split is treated as a tax-free “recapitalization” for U.S. federal income tax purposes, if the reverse stock split is adopted:

•

A U.S. Holder that receives a reduced number of shares of our common stock pursuant to the reverse stock split will not recognize any gain or loss, except with respect to the amount of cash (if any) received in respect of a fractional share;

•

A U.S. Holder’s aggregate tax basis in the shares of common stock received in the reverse stock split will equal the aggregate tax basis of U.S. Holder’s shares of common stock held immediately before the reverse stock split, but not including the aggregate tax basis of shares surrendered in exchange for cash received in respect of a fractional share (if any);

•	A U.S. Holder’s holding period of shares of our common stock received in the reverse stock split will include the holding period of the pre-reverse stock split shares exchanged therefor; and

•

A U.S. Holder that receives cash in lieu of a fractional share of common stock generally will recognize gain or loss equal to the difference (if any) between the amount of cash received and the U.S. Holder’s tax basis in the shares of common stock surrendered therefor. Such capital gain or loss generally will be long-term capital gain or loss if the U.S. Holder’s holding period for the common stock surrendered in the reverse stock split exceeds one year at the effective time of the reverse stock split. Long-term capital gains of non-corporate U.S. Holders are generally subject to preferential tax rates. There are limitations on the deductibility of capital losses under the Code.

For purposes of determining the tax basis and holding period of shares of our common stock received in the reverse stock split, U.S. Holders that acquired different blocks of shares our common stock at different times for different prices must calculate their basis and holding periods separately for each identifiable block of such stock exchanged in the reverse stock split. U.S. Holders of shares of common stock acquired on different dates and at different prices should consult their own tax advisors regarding the allocation of the tax basis and holding period of their shares in light of their own circumstances.

The U.S. federal income tax discussion set forth above does not discuss all aspects of U.S. federal income taxation that may be relevant to a particular shareholder in light of such shareholder’s circumstances and income tax situation and our view regarding the U.S. federal income tax consequences of the reverse stock split is not binding on the Internal Revenue Service or the courts. Accordingly, we urge all of our stockholders to consult their own tax advisors with respect to all of the potential U.S. federal, state, local and non-U.S. tax consequences of the reverse stock split to them in light of their own circumstances.

Vote Required

Affirmative votes “For” the amendment must exceed the votes cast against the amendment for approval of this proposal. Abstentions will have no effect on the vote required for approval.

The approval of this proposal is not conditioned on the approval or disapproval of Authorized Stock Increase Proposal. However, should both this proposal and the Authorized Stock Increase Proposal be approved by our stockholders, the Board would, in its discretion, choose which proposal(s) to implement, subject to its discretion to determine that neither proposal is in the best interest of the Company or its stockholders. In the event that this proposal is approved by the stockholders and the Authorized Stock Increase Proposal is not, the Board currently intends to nonetheless implement this proposal if, in its sole discretion, it deems it to be a necessary step to regain compliance with the Minimum Price Standard, should we fail to comply with the Standard during the Compliance Period.

The Board recommends that you vote “FOR” the proposal to approve the Fourth Amended and Restated Charter to effect a reverse stock split, at our Board’s discretion.

Proposal 5

Approval of the Certificate of Amendment to our Charter to Increase our Authorized Stock

Overview

On April 10, 2025, our Board unanimously approved and recommended that our stockholders approve an amendment to our Charter to, at the discretion of the Board, increase the authorized shares of our common stock from 5,000,000 shares of common stock to 50,000,000 shares of common stock within one year after the conclusion of the Annual Meeting, representing an increase of approximately 5-fold. The number of shares of preferred stock authorized for issuance will remain the same, at 30,000,000 shares of preferred stock, and will not be impacted by the increase in the authorized shares of capital stock or common stock, if approved by our stockholders. As of the Record Date, there were 1,639,521 shares of common stock issued and outstanding, 1,000 shares of common stock held as treasury stock, no shares of preferred stock issued or outstanding and 394,000 shares of our common stock reserved for issuance in connection with the following:

•	the conversion of preferred stock into 181,159 shares of common stock, subject to proportional adjustments in accordance with the certificate of designation

•	the exercise of outstanding warrants to purchase 26,555 shares of common stock;

•	the exercise and/or vesting of outstanding awards in the aggregate amount of 56,141 shares of common stock under our 2012 Equity Incentive Plan and our 2020 Equity Incentive Plan; and

•	the granting of future awards in the aggregate amount of 130,745 shares of common stock under our 2020 Equity Incentive Plan.

As of the Record Date, 3,360,479 authorized shares of common stock remained available for future issuance. Accordingly, our Board unanimously determined it was advisable and in the best interest of the stockholders and the Company to amend our Charter to increase the number of authorized shares of common stock (the “Share Increase”) and directed that it be submitted for approval by the stockholders at the Annual Meeting in light of the time and expense that would otherwise be required to convene a special meeting for consideration of the proposed amendment at a later time. The form of the proposed Share Increase amendment is attached to this Proxy Statement as Annex B.

The amendment would increase the number of shares of common stock the Company is authorized to issue by 45,000,000 shares of common stock, Thus, if this proposal is approved by our stockholders, our total authorized capital stock would increase from 5,000,000 to 50,000,000, with the number of authorized shares of our preferred stock remaining unchanged at 30,000,000. The additional shares of common stock proposed to be authorized under this proposal would have rights identical to our currently outstanding shares of common stock. This description is qualified in its entirety by reference to the complete text of the certificate of amendment to our Charter, which is attached as Annex B to this proxy statement and incorporated into this proposal by reference.

Reasons for Increasing the Number of Authorized Shares of Common Stock

Our Board believes that the increase in our authorized shares of common stock will provide us with the ability to support our future anticipated growth and would provide us with greater flexibility to consider and respond to future business opportunities and needs as they arise, including equity financings. The availability of additional shares of common stock would permit us to undertake certain of the foregoing actions without the delay and expense associate with holding a special meeting of our stockholders to obtain stockholder approval each time such an opportunity arises. Unless and until we can generate sufficient revenues, we expect to finance our cash needs in whole or in part through equity offerings. If the authorization of the Share Increase is postponed until the foregoing specific needs arise, the delay and expense incident to obtaining stockholder approval at that time could impair our ability to meet our objectives.

Possible Effects of Increasing the Number of Authorized Shares of Common Stock

Except for the conversion or exercise of outstanding convertible or exercisable securities (which conversion or exercise would be at the option of the respective holders), we currently have no plans, proposals, arrangements, or understandings to issue any authorized but unissued shares of our common stock. However, these additional authorized shares could be used in the future for various purposes without further stockholder approval, except as such approval may be required in particular cases by our organizational documents, applicable law or the rules of any stock exchange or other system on which our securities may then be listed.

Notwithstanding the foregoing, authorized but unissued shares of common stock may enable our Board to render more difficult or to discourage an attempt to obtain control of the Company. One of the consequences of such an action would be to protect the continuity of or entrench our management. This may adversely affect the market price of our common stock. If, in the due exercise of its fiduciary obligations, for example, our Board were to determine that a takeover proposal were not in the best interest of the Company, such shares could be issued by the Board without stockholder approval in one or more private placements or other transactions that might prevent or render more difficult or make more costly the completion of any attempted takeover transactions by diluting voting or other rights of the proposed acquirer or insurgent stockholder group, by creating a substantial voting block in institutional or other hands that might support the position of the incumbent Board, by effecting an acquisition that might complicate or preclude the takeover, or otherwise. We have no current intention to issue shares for anti-takeover purposes.

Failure to approve this Authorized Stock Increase Proposal could have adverse results for, and effects on, the Company. Without a reasonable amount of authorized shares available to us for issuance, we may not have the ability to raise additional capital, establish strategic relationships with other companies or expand our business or product lines through acquisition. In addition, if we effect a reverse stock split as described in Proposal 4, we will have a more limited number of authorized shares available for issuance which could further exacerbate the problems described above. Furthermore, our future success depends upon our ability to attract, retain and motivate highly-skilled scientific, commercial and managerial employees, and if this proposal is not approved by our stockholders, the lack of sufficient unissued and unreserved authorized shares of common stock to provide future equity incentive opportunities could adversely impact our ability to achieve these goals. Furthermore, given the decline in the price of our common stock, we may need additional shares of authorized common stock to satisfy our capital needs.

Effectiveness of Amendment

The Share Increase, if approved by our stockholders, would become effective upon the filing and effectiveness of the certificate of amendment, the form of which is attached hereto as Annex B, with the Secretary of State of the State of Delaware. Such filing would take place only in the event the Board determines, following approval by our stockholders, that it remains in the best interest of the Company and its stockholders to effect the Share Increase. The exact timing of the filing of the amendment to effect the Share Increase, however, will be determined by our Board based on its evaluation as to when such action will be the most advantageous to the Company and our stockholders; provided, however, that the Share Increase amendment must be effective within one year after the conclusion of the Annual Meeting. In addition, our Board reserves the right, notwithstanding stockholder approval and without further action by the stockholders, to elect not to proceed with the Share Increase amendment if, at any time prior to the filing of the Share Increase amendment with the Secretary of State of the State of Delaware, our Board, in its sole discretion, determines that it is no longer in our Company’s best interest or the best interest of our stockholders to proceed with the Share Increase.

Bifurcation of Proposals 4 and 5

The approval of this proposal is not conditioned on the approval of the Reverse Stock Split Proposal. To the extent that only one of either of these proposals is approved by our stockholders, only the amendment to our

Charter to affect the proposal that was approved by our stockholders may be filed with the Secretary of State of the State of Delaware. To the extent that both the Authorized Stock Increase Proposal and Reverse Stock Split Proposal are approved by our stockholders, the amendment to our Charter to effect the Share Increase is expected, subject the Board’s discretion, to be filed in advance of the Fourth Amended and Restated Charter.

Notwithstanding approval of these proposals by our stockholders, our Board has reserved its right to abandon, at any time, either or both of the proposed amendments if, in its sole discretion, it determines doing so is in the best interest of the Company and our stockholders.

Vote Required for Approval

Affirmative votes “For” the amendment must exceed the votes cast against the amendment for approval of this proposal. Abstentions will have no effect on the outcome of the vote.

The approval of this proposal is not conditioned on the approval or disapproval of Reverse Stock Split Proposal. However, should both this proposal and the Reverse Stock Split Proposal be approved by our stockholders, the Board would, in its discretion, choose which proposal(s) to implement, subject to its discretion to determine that neither proposal is in the best interest of the Company or its stockholders.

The Board recommends that you vote “FOR” the proposal to approve the amendment to implement the Share Increase, at our Board’s discretion.

Proposal 6

Amendment of Equity Incentive Plan

Overview

On May 5, 2025, the board of directors (“Board”) adopted an amendment of our 2020 Equity Incentive Plan, as amended (the “2020 Plan”), subject to the approval of our stockholders at the 2025 Annual Meeting. The amendment adopted by the Board would increase the number of shares of our Common Stock (the “Shares”) reserved for issuance under the 2020 Plan by 1,000,000 million (to 1,130,745 million shares from 130,745 million shares) (the “Amendment”). We are not seeking stockholder approval of any other changes to the 2020 Plan. The full text of the proposed Amendment is attached hereto as Annex C. Our common stock is listed on Nasdaq and we are subject to Nasdaq rules and regulations. Nasdaq rules require stockholder approval for any material revision to an equity compensation plan. We are seeking stockholder approval of the Amendment because it is deemed a material revision to the 2020 Plan. The Board has approved the increase of the available Shares under the 2020 Plan, subject to stockholder approval. The Board has also determined that it is in the best interests of the Company and its stockholders to approve this proposal, and recommends that stockholders vote in favor of this proposal at the Annual Meeting.

If stockholders approve this proposal, the proposed Amendment will become effective as of the date of stockholder approval. If this proposal is approved by our stockholders, we intend to file with the SEC a registration statement on Form S-8 covering the additional 1,000,000 shares of our Common Stock issuable under the 2020 Plan. If stockholders do not approve this proposal, the proposed Amendment to the 2020 Plan described in this proposal will not take effect and our current 2020 Plan will continue to be administered in its current form, subject to any amendment for which stockholder approval is not required to the extent permitted by the 2020 Plan. However, as a result of the limited number of Shares remaining available for issuance under the 2020 Plan, our projections show that the current share reserve will not likely be sufficient to cover anticipated new equity grants needed beyond the Company’s 2025 annual meeting of stockholders.

Our executive officers and directors have an interest in this proposal by virtue of their being eligible to receive equity awards under the 2020 Plan.

Shares Available for Future Awards

As of March 31, 2025, approximately 130,745 Shares remained available for grant under the 2020 Plan. The Board believes that the Shares reserved for issuance under it following stockholder approval of the proposed Amendment (along with Shares becoming available for future grant due to forfeitures and cancellations) would be sufficient to enable us to continue to grant equity awards under the 2020 Plan for approximately 3 years. This estimate is based on a forecast that takes into account our anticipated rate of growth in hiring, an estimated range of our stock price over time and our historical forfeiture rates, as well as the number of Shares we have available for grant under our plan. However, future circumstances may require a change to expected equity grant practices. Our share usage may vary from our historical practice depending on a number of factors, including the size of our workforce, which may continue to grow due to acquisitions and our drillings and development plan, our hiring needs, our incentive and retention objectives, award levels and amounts provided by the Company’s competitors and our stock price.

Reasons for Voting for the Proposal

Equity Awards Are an Important Part of Our Compensation Philosophy

Our overall compensation objective is to compensate our personnel in a manner that attracts and retains the highly talented employees necessary to manage and staff a fast-paced and operationally complex business in an innovative and competitive industry. Our employees are our most valuable asset, and we strive to provide them with compensation packages that are competitive, that reward individual and Company performance and that help meet our retention needs. Equity awards, whose value depends on our stock performance and which require continued service over time before any value can be realized, help achieve these objectives and are a key element of our compensation program. Equity awards also incentivize our employees to manage our business as owners, aligning their interests with those of our stockholders. Our Board believes that our broad-based equity compensation program is essential to attract, retain and motivate people with the necessary talent and experience and to provide additional incentive to achieve our short- and long-term business objectives, and ultimately increase stockholder value. As of March 31, 2025, approximately 14 of our current and former employees held outstanding equity awards. Our board of directors believes we must continue to offer competitive equity compensation packages in order to attract and motivate the talent necessary for our continued growth and success.

The 2020 Plan Requires Additional Shares to Meet Our Forecasted Needs

We currently forecast granting equity awards representing approximately 300,000 Shares (over a two-year period), or approximately 18.3% of our Shares outstanding as of March 31, 2025. We also anticipate Share forfeitures and cancellations of approximately 5,500 Shares over this period, based on our historic rates.

If our expectation for grants and forfeitures is accurate, our net grants (grants less forfeitures and cancellations) over the next year would be approximately 147,000 Shares, or approximately 9.19% of our Shares outstanding as of March 31, 2025.

As described above, the 2020 Plan had 130,745 Shares available for grant as of March 31, 2025. We believe additional Shares should be reserved for issuance under our 2020 Plan to meet our estimated near-term equity compensation needs. The proposed Amendment will allow us to continue to utilize equity awards as long-term incentives to secure and retain the services of our employees and directors as well as certain consultants, consistent with our compensation philosophy and common compensation practices for our industry.

One alternative to using equity awards would be to significantly increase cash compensation. We do not believe this would be practical or advisable. We believe that a combination of equity and cash compensation is better for attracting, retaining, and motivating employees, consultants and directors, particularly in light of the highly innovative and competitive industry in which we operate. Any significant increase in cash compensation in lieu of equity awards would reduce the cash otherwise available for operations and investment in our business. Furthermore, we do not believe a more cash-oriented program would have the same long-term retention value or serve to align employees’, consultants’ and directors’ interests to those of our stockholders as effectively as a program that includes equity.

The Size of Our Share Reserve Request is Reasonable and We Manage Our Equity Use Responsibly

Our compensation philosophy reflects broad-based eligibility for equity awards, and we grant awards to all of our employees. However, we recognize that equity awards dilute existing stockholders, and, therefore, we are mindful to responsibly manage the growth of our equity compensation program. We are committed to effectively monitoring our equity compensation share reserve, including our “burn rate,” to ensure that we maximize stockholders’ value by granting the appropriate number of equity awards necessary to attract, reward, and retain employees, directors and consultants.

Therefore, our Board believes that the Amendment is in the best interests of our business and our stockholders and unanimously recommends a vote in favor of this Proposal 6.

2022 - 2025 Burn Rate and 2025 Outstanding Awards Overhang

The following table provides certain additional information regarding our equity incentive program and our equity burn rate over the last three fiscal years and current overhang. Note that burn rate and overhang are calculated on a non-diluted basis.

Burn Rate	2022	2023	2024
Stock Options Granted	31,316	25,912	13,289
Full Value Shares Granted	163,391	1,442	-
Total Equity Awards	69,390	46,589	33,237
Weighted Average Common Shares Outstanding	1,447,535	1,599,532	1,601,252
Burn Rate(1)	2.16%	1.62%	0.82%
Total Equity Awards Forfeited	35,784	51,641	-
Net Burn Rate(2)	(0.31)%	(1.61)%	0.82%

(1)	Burn Rate equals number of shares subject to equity awards granted during a fiscal year divided by weighted average common shares outstanding for that fiscal year.
(2)

Net Burn Rate equals (i) number of shares subject to equity awards granted during a fiscal year minus total equity awards forfeited during that fiscal year, divided by (ii) weighted average shares of common stock outstanding for that fiscal year.

Current Overhang (As of March 31, 2025)
Stock Options Outstanding	45,237
Weighted Average Exercise Price of Outstanding Stock Options	$153.79
Weighted Average Remaining Term of Outstanding Stock Options	7.81 years
Full Value Awards Outstanding	-
Total Equity Awards Outstanding	18,160
Shares Remaining Available for Future Grant(1)	130,745
Common Stock Outstanding as of March 31, 2025	1,601,252

(1)	As of March 31, 2025, there were no shares of common stock available for grant under any of our equity incentive plans, other than the 2020 Plan.

The closing price of our common stock as reported on Nasdaq Capital Market on May 5, 2025, the record date for this annual meeting, was $2.85.

The Amendment Does Not Affect the 2020 Plan’s Compensation and Governance Best Practices

The Amendment does not alter any provisions in the 2020 Plan that are designed to protect our stockholders’ interests and to reflect corporate governance best practices, including:

•

No stock option repricing/exchange. Our Board does not have the authority to reprice any outstanding stock option or stock appreciation right by reducing the exercise price of the stock option or stock appreciation right or to cancel any outstanding stock option or stock appreciation right that has an exercise price or strike price in excess of the current fair market value in exchange for cash or other stock awards without obtaining the approval of our stockholders within 12 months prior to the repricing or cancellation and re-grant event.

•

No “evergreen” provision; stockholder approval is required for additional shares. The 2020 Plan does not contain an annual “evergreen” provision. The 2020 Plan authorizes a fixed number of shares, so that stockholder approval is required to issue any additional shares.

•

Restrictions on dividends. The 2020 Plan provides that (i) no dividends or dividend equivalents may be paid with respect to any Shares subject to an award before the date such shares have vested, (ii) any dividends or dividend equivalents that are credited with respect to any such shares will be subject to all of the terms and conditions applicable to such shares under the terms of the applicable award agreement (including, but not limited to, any vesting conditions), and (iii) any dividends or dividend equivalents that are credited with respect to any such shares will be forfeited to us on the date, if any, such shares are forfeited to or repurchased by us due to a failure to vest.

•

Fungible share counting. The 2020 Plan contains a “fungible share counting” structure, which increases the rate at which the share reserve is depleted for stock awards other than stock options and stock appreciation rights in order to minimize stockholder dilution. Specifically, the number of Shares available for issuance under the 2020 Plan will be reduced by (i) one share for each share issued pursuant to a stock option or stock appreciation right with an exercise price that is at least 100% of the fair market value of a share on the date of grant (an “Appreciation Award”), and (ii) 1.5 Shares for each Share issued pursuant to a stock award that is not an Appreciation Award (a “Full Value Award”). Such Shares will return to the share reserve at the same rates.

•

No liberal share counting provisions for Appreciation Awards. The following shares will not become available again for issuance under the 2020 Plan: (i) any shares that are reacquired or withheld (or not issued) by us to satisfy the exercise or strike price of an Appreciation Award; (ii) any shares that are reacquired or withheld (or not issued) by us to satisfy a tax withholding obligation in connection with an Appreciation Award; (iii) any shares repurchased by us on the open market with the proceeds of the exercise or strike price of an Appreciation Award; and (iv) in the event that a stock appreciation right granted under the 2020 Plan is settled in Shares, the gross number of Shares subject to such stock appreciate right.

•

No liberal change in control definition. The change in control definition in the 2020 Plan is not a “liberal” definition. A change in control transaction must actually occur in order for the change in control provisions in the 2020 Plan to be triggered.

•

Awards subject to forfeiture/clawback. Awards granted under the 2020 Plan will be subject to recoupment in accordance with any clawback policy that we are required to adopt pursuant to the listing standards of any national securities exchange or association on which our securities are listed or as is otherwise required by the Dodd-Frank Wall Street Reform and Consumer Protection Act or other applicable law, and any other clawback policy that the Company adopts. In addition, the board may impose other clawback, recovery or recoupment provisions in an award agreement, including a reacquisition right in respect of previously acquired shares or other cash or property upon the occurrence of cause.

•

Material amendments require stockholder approval. Consistent with Nasdaq rules, the 2020 Plan requires stockholder approval of any material revisions to the 2020 Plan. In addition, certain other amendments to the 2020 Plan require stockholder approval.

Description of the 2020 Plan

The material features of the 2020 Plan and the Amendment were described below. The following description of the 2020 Plan and the Amendment is a summary only and is qualified in its entirety by reference to the complete text of the 2020 Plan, which is included as Appendix A of the Company’s definitive Proxy Statement on Schedule 14A filed on May 18, 2020, and the Amendment, which is attached to this proxy statement as Annex C. Stockholders are urged to read the actual text of the 2020 Plan and the Amendment in their entirety.

Purpose

The 2020 Plan is designed to secure and retain the services of our employees, non-employee directors and consultants, to provide incentives for such persons to exert maximum efforts for the success of the Company and our affiliates, and to provide a means by which such persons may be given an opportunity to benefit from increases in the value of our Shares. The 2020 Plan is also designed to align employees’ interests with stockholder interests.

Types of Awards

The terms of the 2020 Plan provide for the grant of incentive stock options, nonstatutory stock options, stock appreciation rights, restricted stock awards, restricted stock unit awards, and performance awards.

Shares Available for Awards

Subject to adjustment for certain changes in our capitalization, if the Amendment is approved by our Stockholders, the aggregate number of Shares that may be issued under the 2020 Plan will not exceed 1,130,745 shares.

The number of Shares available for issuance under the 2020 Plan will be reduced or increased by (i) one Share for each Share issued pursuant to an Appreciation Award, and (ii) 1.5 Shares for each Share issued pursuant to a Full Value Award.

The following actions will not result in an issuance of Shares under the 2020 Plan and accordingly will not reduce the number of Shares available for issuance under the 2020 Plan: (i) the expiration or termination of any portion of an award granted under the 2020 Plan without the Shares covered by such portion of the award having been issued; (ii) the settlement of any portion of an award granted under the 2020 Plan in cash; (iii) the withholding of Shares that would otherwise be issued by the Company to satisfy the exercise, strike or purchase price of a Full Value Award; and (iv) the withholding of Shares that would otherwise be issued by the Company to satisfy a tax withholding obligation in connection with a Full Value Award.

Eligibility

All of our (including our affiliates’) employees, non-employee directors and consultants are eligible to participate in the 2020 Plan and may receive all types of awards other than incentive stock options. Incentive stock options may be granted under the 2020 Plan only to our (including our affiliates’) employees. As of May 1, 2025, we (including our affiliates) had approximately one employee, four non-employee directors and approximately four consultants.

Administration

The 2020 Plan will be administered by our Board, which may in turn delegate some or all of the administration of the 2020 Plan to a committee or committees composed of members of our Board. Our Board has delegated concurrent authority to administer the 2020 Plan to our Compensation Committee, but may, at any time, revest in itself some or all of the power delegated to our Compensation Committee. Our Board and or the Compensation Committee, as applicable, is herein referred to as the “Plan Administrator”.

Subject to the terms of the 2020 Plan, the Plan Administrator may determine the recipients, the types of awards to be granted, the number of Shares of our common stock subject to or the cash value of awards, and the terms and conditions of awards granted under the 2020 Plan, including the period of their exercisability and vesting. The Plan Administrator has the authority to provide for accelerated exercisability and vesting of awards. Subject to the limitations set forth below, the Plan Administrator also determines the fair market value applicable to an award and the exercise or strike price of stock options and stock appreciation rights granted under the 2020 Plan.

In addition, the Plan Administrator may delegate to one or more executive officers the authority to designate employees who are not executive officers to be recipients of certain awards and the number of Shares subject to such awards. Under any such delegation, the Plan Administrator will specify the total number of Shares that may be subject to the awards granted by such executive officer. The executive officer may not grant an award to himself or herself.

Repricing; Cancellation and Re-Grant of Stock Options or Stock Appreciation Rights

Under the 2020 Plan, unless our stockholders have approved such an action within 12 months prior to such an event, the Plan Administrator does not have the authority to reprice any outstanding stock option or stock appreciation right by (1) reducing the exercise or strike price of the stock option or stock appreciation right, (2) canceling any outstanding stock option or stock appreciation right that has an exercise or strike price greater than the then-current fair market value of a Share in exchange for cash or other awards (other than in connection with a Transaction, as defined in the 2020 Plan and described below), or (3) take any other action with respect to an outstanding stock option or stock appreciation right that would be treated as a repricing under the rules and regulations of the principal U.S. national securities exchange on which the Shares are listed.

Dividends and Dividend Equivalents

The 2020 Plan provides that dividends or dividend equivalents may be paid or credited with respect to any Shares subject to an award other than an option or stock appreciation right, as determined by the Plan Administrator and contained in the applicable award agreement; provided, however, that (i) no dividends or dividend equivalents may be paid with respect to any such Shares before the date such shares have vested, (ii) any dividends or dividend equivalents that are credited with respect to any such Shares will be subject to all of the terms and conditions applicable to such Shares under the terms of the applicable award agreement (including any vesting conditions), and (iii) any dividends or dividend equivalents that are credited with respect to any such Shares will be forfeited to us on the date such Shares are forfeited to or repurchased by us due to a failure to vest.

Stock Options

Stock options may be granted under the 2020 Plan pursuant to stock option agreements. The 2020 Plan permits the grant of stock options that are intended to qualify as incentive stock options, or ISOs, and nonstatutory stock options, or NSOs.

The exercise price of a stock option granted under the 2020 Plan may not be less than 100% of the fair market value of a Shares on the date of grant and, in some cases (see “—Limitations on Incentive Stock Options” below), may not be less than 110% of such fair market value.

The term of stock options granted under the 2020 Plan may not exceed ten years from the date of grant and, in some cases (see “—Limitations on Incentive Stock Options” below), may not exceed five years from the date of grant. Except as otherwise provided in a participant’s stock option agreement or other written agreement with us or one of our affiliates, if a participant’s service relationship with us or any of our affiliates (referred to in this Proposal 4 as “continuous service”) terminates (other than for cause (as defined in the 2020 Plan) or the participant’s death or disability (as defined in the 2020 Plan)), the participant may exercise any vested stock options for up to three months following the participant’s termination of continuous service. Except as otherwise provided in a participant’s stock option agreement or other written agreement with us or one of our affiliates, if a participant’s continuous service terminates due to the participant’s disability, the participant may exercise any vested stock options for up to 12 months following the participant’s termination due to the participant’s disability. Except as otherwise provided in a participant’s stock option agreement or other written agreement with us or one of our affiliates, if a participant’s continuous service terminates due to the participant’s death (or the participant dies within a specified period following termination of continuous service), the participant’s beneficiary may exercise any vested stock options for up to 18 months following the participant’s death. Except as explicitly provided otherwise in a participant’s stock option agreement or other written agreement with us or one of our affiliates, if a participant’s continuous service is terminated for cause, all stock options held by the participant will terminate upon the participant’s termination of continuous service and the participant will be prohibited from exercising any stock option from and after such termination date. Except as otherwise provided in a participant’s stock option agreement or other written agreement with us or one of our affiliates, the term of a stock option may be extended if a participant’s continuous service terminates for any reason other than for cause and, at any time during the applicable post-termination exercise period, the exercise of the stock option would be prohibited by applicable laws or the sale of any Shares received upon such exercise would violate our insider trading policy. In no event, however, may a stock option be exercised after its original expiration date.

Acceptable forms of consideration for the purchase of our Shares pursuant to the exercise of a stock option under the 2020 Plan will be determined by the Plan Administrator and may include payment: (i) by cash, check, bank draft or money order payable to us; (ii) pursuant to a program developed under Regulation T as promulgated by the Federal Reserve Board; (iii) by delivery to us of Shares (either by actual delivery or attestation); (iv) by a net exercise arrangement (for NSOs only); or (v) in other legal consideration approved by the Plan Administrator.

Stock options granted under the 2020 Plan may become exercisable in cumulative increments, or “vest,” as determined by the Plan Administrator at the rate specified in the stock option agreement. Shares covered by different stock options granted under the 2020 Plan may be subject to different vesting schedules as the Plan Administrator may determine.

The Plan Administrator may impose limitations on the transferability of stock options granted under the 2020 Plan in its discretion. Generally, a participant may not transfer a stock option granted under the 2020 Plan other than by will or the laws of descent and distribution or, subject to approval by the Plan Administrator, pursuant to a domestic relations order. However, the Plan Administrator may permit transfer of a stock option in a manner that is not prohibited by applicable tax and securities laws. Options may not be transferred to a third party financial institution for value.

Limitations on Incentive Stock Options

In accordance with current federal tax laws, the aggregate fair market value, determined at the time of grant, of Shares with respect to ISOs that are exercisable for the first time by a participant during any calendar year under all of our stock plans may not exceed $100,000. The stock options or portions of stock options that exceed this limit or otherwise fail to qualify as ISOs are treated as NSOs. No ISO may be granted to any person who, at the time of grant, owns or is deemed to own stock possessing more than 10% of our total combined voting power unless the following conditions are satisfied:

•	the exercise price of the ISO must be at least 110% of the fair market value of a Share on the date of grant; and

•	the term of the ISO must not exceed five years from the date of grant.

Subject to adjustment for certain changes in our capitalization, the aggregate maximum number of Shares that may be issued pursuant to the exercise of ISOs under the 2020 Plan is 10,435 shares.

Stock Appreciation Rights

Stock appreciation rights may be granted under the 2020 Plan pursuant to stock appreciation right agreements. Each stock appreciation right is denominated in Share equivalents. The strike price of each stock appreciation right will be determined by the Plan Administrator, but will in no event be less than 100% of the fair market value of a Share subject to the stock appreciation right on the date of grant. The term of stock appreciation rights granted under the 2020 Plan may not exceed ten years from the date of grant. The Plan Administrator may also impose restrictions or conditions upon the vesting of stock appreciation rights that it deems appropriate. The appreciation distribution payable upon exercise of a stock appreciation right may be paid in Shares, in cash, in a combination of cash and stock, or in any other form of consideration determined by the Plan Administrator and set forth in the stock appreciation right agreement. Stock appreciation rights will be subject to the same conditions upon termination of continuous service and restrictions on transfer as stock options under the 2020 Plan.

Restricted Stock Awards

Restricted stock awards may be granted under the 2020 Plan pursuant to restricted stock award agreements. A restricted stock award may be granted in consideration for cash, check, bank draft or money order payable to us, the participant’s services performed for us, or any other form of legal consideration acceptable to the Plan Administrator. Shares under a restricted stock award may be subject to forfeiture to or repurchase by us in accordance with a vesting schedule to be determined by the Plan Administrator. Rights to acquire Shares under a restricted stock award may be transferred only upon such terms and conditions as are set forth in the restricted stock award agreement. Upon a participant’s termination of continuous service for any reason, any shares subject to restricted stock awards held by the participant that have not vested as of such termination date may be forfeited to or repurchased by us.

Restricted Stock Unit Awards

Restricted stock unit awards may be granted under the 2020 Plan pursuant to restricted stock unit award agreements. Payment of any purchase price may be made in any form of legal consideration acceptable to the Plan Administrator. A restricted stock unit award may be settled by the delivery of Shares, in cash, in a combination of cash and stock, or in any other form of consideration determined by the Plan Administrator and set forth in the restricted stock unit award agreement. Restricted stock unit awards may be subject to vesting in accordance with a vesting schedule to be determined by the Plan Administrator. Except as otherwise provided in a participant’s restricted stock unit award agreement or other written agreement with us, restricted stock units that have not vested will be forfeited upon the participant’s termination of continuous service for any reason.

Performance Awards

The 2020 Plan allows us to grant performance awards. A performance award is an award that may vest or may be exercised, or that may become earned and paid, contingent upon the attainment of certain performance goals during a performance period. A performance award may require the completion of a specified period of continuous service. The length of any performance period, the performance goals to be achieved during the performance period, and the measure of whether and to what degree such performance goals have been attained will be determined by the Plan Administrator in its discretion. In addition, to the extent permitted by applicable law and the applicable award agreement, the Plan Administrator may determine that cash may be used in payment of performance awards.

Performance goals under the 2020 Plan will be established by the board of directors for a performance period. The performance criteria used to establish such goals may be based on any measure of performance selected by the board of directors.

Performance goals may be based on a Company-wide basis, with respect to one or more business units, divisions, affiliates or business segments, and in either absolute terms or relative to the performance of one or more comparable companies or the performance of one or more relevant indices. Unless specified otherwise by the Plan Administrator (i) in the award agreement at the time the award is granted or (ii) in such other document setting forth the performance goals at the time the performance goals are established, the Plan Administrator will appropriately make adjustments in the method of calculating the attainment of the performance goals for a performance period as follows: (1) to exclude restructuring and/or other nonrecurring charges; (2) to exclude exchange rate effects; (3) to exclude the effects of changes to generally accepted accounting principles; (4) to exclude the effects of any statutory adjustments to corporate tax rates; (5) to exclude the effects of items that are “unusual” in nature or occur “infrequently” as determined under generally accepted accounting principles; (6) to exclude the dilutive effects of acquisitions or joint ventures; (7) to assume that any business divested by the Company achieved performance objectives at targeted levels during the balance of a performance period following such divestiture; (8) to exclude the effect of any change in the outstanding Shares of the Company by reason of any stock dividend or split, stock repurchase, reorganization, recapitalization, merger, consolidation, spin-off, combination or exchange of shares or other similar corporate change, or any distributions to common stockholders other than regular cash dividends; (9) to exclude the effects of stock based compensation and the award of bonuses under the Company’s bonus plans; (10) to exclude costs incurred in connection with potential acquisitions or divestitures that are required to be expensed under generally accepted accounting principles; (11) to exclude the goodwill and intangible asset impairment charges that are required to be recorded under generally accepted accounting principles; and (12) to exclude the effects of the timing of acceptance for review and/or approval of submissions to the U.S. Food and Drug Administration or any other regulatory body.

In addition, the Plan Administrator retains the discretion to define the manner of calculating the performance criteria it selects to use for a performance period and to reduce, increase or eliminate the compensation or economic benefit due upon the attainment of any performance goal.

Clawback Policy

Awards granted under the 2020 Plan will be subject to recoupment in accordance with any clawback policy that we are required to adopt pursuant to the listing standards of any national securities exchange or association on which our securities are listed or as is otherwise required by the Dodd-Frank Wall Street Reform and Consumer Protection Act or other applicable law, and any other clawback policy that the Company adopts. In addition, the board of directors may impose such other clawback, recovery or recoupment provisions in an award agreement as the board of directors determines necessary or appropriate, including but not limited to a reacquisition right in respect of previously acquired Shares or other cash or property upon the occurrence of cause.

Changes to Capital Structure

In the event of certain capitalization adjustments, the Plan Administrator will appropriately and proportionately adjust: (i) the class(es) and maximum number of Shares issuable under the 2020 Plan; (ii) the class(es) and maximum number of Shares that may be issued pursuant to the exercise of ISOs; and (iii) the class(es) and number of Shares and the exercise, strike or purchase price per Share subject to outstanding awards.

Corporate Transaction and Change in Control

The following applies to each outstanding award under the 2020 Plan in the event of a corporate transaction (as defined in the 2020 Plan and described below) or a change in control (as defined in the 2020 Plan and described below), unless provided otherwise in the applicable award agreement or in any other written agreement between a participant and the Company or an affiliate. For purposes of this Proposal 4, the term “Transaction” will mean such corporate transaction or change in control.

In the event of a Transaction, any awards outstanding under the 2020 Plan may be assumed, continued or substituted for by any surviving or acquiring corporation (or its parent company) (such entity, the “acquiring entity”), and any reacquisition or repurchase rights held by us with respect to the award may be assigned to the acquiring entity. If the acquiring entity does not assume, continue or substitute for such awards, then with respect to any such awards that are held by participants whose continuous service has not terminated prior to the effective time of the Transaction (such participants, the “current participants”), the vesting (and exercisability, if applicable) of such awards will be accelerated in full to a date prior to the effective time of the Transaction (contingent upon the effectiveness of the Transaction), and such awards will terminate if not exercised (if applicable) at or prior to the effective time of the Transaction, and any reacquisition or repurchase rights held by us with respect to such awards will lapse (contingent upon the effectiveness of the Transaction). With respect to the vesting of performance awards that will accelerate upon the occurrence of a Transaction and that have multiple vesting levels depending on the level of performance, unless otherwise provided in the relevant award agreement, the vesting of such performance awards will accelerate at 100% of the target level upon the occurrence of the Transaction. If the acquiring entity does not assume, continue or substitute for such awards, then any such awards that are held by persons other than current participants will terminate if not exercised (if applicable) at or prior to the effective time of the Transaction, except that any reacquisition or repurchase rights held by us with respect to such awards will not terminate and may continue to be exercised notwithstanding the Transaction.

In the event an award will terminate if not exercised at or prior to the effective time of a Transaction, the Plan Administrator may provide that the holder of such award may not exercise such award but instead will receive a payment equal in value to the excess, if any, of (i) the value of the property the participant would have received upon the exercise of the award, over (ii) any exercise price payable by such holder in connection with such exercise.

Under the 2020 Plan, a “corporate transaction” generally means the consummation of any one or more of the following events: (1) a sale or other disposition of all or substantially all of our assets; (2) a sale or other disposition of at least 50% of our outstanding securities; (3) a merger, consolidation or similar transaction where we do not survive the transaction; or (4) a merger, consolidation or similar transaction where we do survive the transaction but the Shares outstanding immediately before such transaction are converted or exchanged into other property by virtue of the transaction.

Under the 2020 Plan, a “change in control” generally means the occurrence of any one or more of the following events: (1) the acquisition by any person, entity or group of our securities representing more than 50% of the combined voting power of our then outstanding securities, other than by virtue of a merger, consolidation, or similar transaction; (2) a consummated merger, consolidation or similar transaction in which our stockholders immediately before such transaction do not own, directly or indirectly, more than 50% of the combined voting power of the surviving entity (or the parent of the surviving entity) in substantially the same proportions as their ownership immediately prior to such transaction; (3) a consummated sale, lease, exclusive license or other disposition of all or substantially all of our assets, other than to an entity, more than 50% of the combined voting power of which is owned by our stockholders in substantially the same proportions as their ownership of our outstanding voting securities immediately prior to such transaction; or (4) when a majority of our board of directors becomes comprised of individuals who were not serving on our board of directors on the date the 2020 Plan was adopted by our board of directors (the “incumbent board of directors”), or whose nomination, appointment, or election was not approved by a majority of the incumbent board of directors still in office.

Plan Amendments and Termination

The Plan Administrator will have the authority to amend or terminate the 2020 Plan at any time. However, except as otherwise provided in the 2020 Plan, no amendment or termination of the 2020 Plan may materially impair a participant’s rights under his or her outstanding awards without the participant’s consent. We will obtain stockholder approval of any amendment to the 2020 Plan as required by applicable law and listing requirements.

U.S. Federal Income Tax Consequences

The following is a summary of the principal United States federal income tax consequences to participants and us with respect to participation in the 2020 Plan. This summary is not intended to be exhaustive and does not discuss the income tax laws of any local, state or foreign jurisdiction in which a participant may reside. The information is based upon current federal income tax rules and therefore is subject to change when those rules change. Because the tax consequences to any participant may depend on his or her particular situation, each participant should consult the participant’s tax adviser regarding the federal, state, local and other tax consequences of the grant or exercise of an award or the disposition of stock acquired the 2020 Plan. The 2020 Plan is not qualified under the provisions of Section 401(a) of the Internal Revenue Code of 1986, as amended, (the “Code”) and is not subject to any of the provisions of the Employee Retirement Income Security Act of 1974. Our ability to realize the benefit of any tax deductions described below depends on our generation of taxable income as well as the requirement of reasonableness and the satisfaction of our tax reporting obligations.

Nonstatutory Stock Options

Generally, there is no taxation upon the grant of an NSO if the stock option is granted with an exercise price equal to the fair market value of the underlying stock on the grant date. Upon exercise, a participant will recognize ordinary income equal to the excess, if any, of the fair market value of the underlying stock on the date of exercise of the stock option over the exercise price. If the participant is employed by us or one of our affiliates, that income will be subject to withholding taxes. The participant’s tax basis in those shares will be equal to his or her fair market value on the date of exercise of the stock option, and the participant’s capital gain holding period for those shares will begin on that date.

Subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code, and the satisfaction of a tax reporting obligation, we will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the participant.

Incentive Stock Options

The 2020 Plan provides for the grant of stock options that are intended to qualify as “incentive stock options,” as defined in Section 422 of the Code. Under the Code, a participant generally is not subject to ordinary income tax upon the grant or exercise of an ISO. If the participant holds a share received upon exercise of an ISO for more than two years from the date the stock option was granted and more than one year from the date the stock option was exercised, which is referred to as the required holding period, the difference, if any, between the amount realized on a sale or other taxable disposition of that share and the participant’s tax basis in that share will be long-term capital gain or loss.

If, however, a participant disposes of a share acquired upon exercise of an ISO before the end of the required holding period, which is referred to as a disqualifying disposition, the participant generally will recognize ordinary income in the year of the disqualifying disposition equal to the excess, if any, of the fair market value of the share on the date of exercise of the stock option over the exercise price. However, if the sales proceeds are less than the fair market value of the share on the date of exercise of the stock option, the amount of ordinary income recognized by the participant will not exceed the gain, if any, realized on the sale. If the amount realized on a disqualifying disposition exceeds the fair market value of the share on the date of exercise of the stock option, that excess will be short-term or long-term capital gain, depending on whether the holding period for the share exceeds one year.

For purposes of the alternative minimum tax, the amount by which the fair market value of a share of stock acquired upon exercise of an ISO exceeds the exercise price of the stock option generally will be an adjustment included in the participant’s alternative minimum taxable income for the year in which the stock option is exercised. If, however, there is a disqualifying disposition of the share in the year in which the stock option is exercised, there will be no adjustment for alternative minimum tax purposes with respect to that share. In computing alternative minimum taxable income, the tax basis of a share acquired upon exercise of an ISO is increased by the amount of the adjustment taken into account with respect to that share for alternative minimum tax purposes in the year the stock option is exercised.

We are not allowed a tax deduction with respect to the grant or exercise of an ISO or the disposition of a share acquired upon exercise of an ISO after the required holding period. If there is a disqualifying disposition of a share, however, we will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the participant, subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code, and provided that either the employee includes that amount in income or we timely satisfy our reporting requirements with respect to that amount.

Restricted Stock Awards

Generally, the recipient of a restricted stock award will recognize ordinary income at the time the stock is received equal to the excess, if any, of the fair market value of the stock received over any amount paid by the recipient in exchange for the stock. If, however, the stock is not vested when it is received (for example, if the employee is required to work for a period of time in order to have the right to sell the stock), the recipient generally will not recognize income until the stock becomes vested, at which time the recipient will recognize ordinary income equal to the excess, if any, of the fair market value of the stock on the date it becomes vested over any amount paid by the recipient in exchange for the stock. A recipient may, however, file an election with the Internal Revenue Service, within 30 days following his or her receipt of the restricted stock award, to recognize ordinary income, as of the date the recipient receives the restricted stock award, equal to the excess, if any, of the fair market value of the stock on the date the restricted stock award is granted over any amount paid by the recipient for the stock.

The recipient’s basis for the determination of gain or loss upon the subsequent disposition of shares acquired from a restricted stock award will be the amount paid for such shares plus any ordinary income recognized either when the stock is received or when the stock becomes vested.

Subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code, and the satisfaction of a tax reporting obligation, we will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the recipient of the restricted stock award.

Restricted Stock Unit Awards

Generally, the recipient of a restricted stock unit award structured to comply with the requirements of Section 409A of the Code or an exception to Section 409A of the Code will recognize ordinary income at the time the stock is delivered equal to the excess, if any, of the fair market value of the stock received over any amount paid by the recipient in exchange for the stock. To comply with the requirements of Section 409A of the Code, the stock subject to a restricted stock unit award may generally only be delivered upon one of the following events: a fixed calendar date (or dates), separation from service, death, disability or a change in control. If delivery occurs on another date, unless the restricted stock unit award otherwise complies with or qualifies for an exception to the requirements of Section 409A of the Code (including delivery upon achievement of a performance goal), in addition to the tax treatment described above, the recipient will owe an additional 20% federal tax and interest on any taxes owed.

The recipient’s basis for the determination of gain or loss upon the subsequent disposition of shares acquired from a restricted stock unit award will be the amount paid for such shares plus any ordinary income recognized when the stock is delivered.

Subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code, and the satisfaction of a tax reporting obligation, we will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the recipient of the restricted stock unit award.

Stock Appreciation Rights

Generally, if a stock appreciation right is granted with an exercise price equal to the fair market value of the underlying stock on the grant date, the recipient will recognize ordinary income equal to the fair market value of the stock or cash received upon such exercise. Subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code, and the satisfaction of a tax reporting obligation, we will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the recipient of the stock appreciation right.

Section 162(m) Limitations

Under Section 162(m) of the Code, compensation paid to any publicly held corporation’s “covered employees” that exceeds $1 million per taxable year for any covered employee is generally non-deductible. Awards granted under the 2020 Plan will be subject to the deduction limit under Section 162(m) of the Code and will not be eligible to qualify for the performance-based compensation exception under Section 162(m) of the Code pursuant to the transition relief provided by the Tax Cuts and Jobs Act.

New Plan Benefits under 2020 Plan

Awards granted under the 2020 Plan to our executive officers and other employees are discretionary and are not subject to set benefits or amounts under the terms of the 2020 Plan. Accordingly, the benefits or amounts that will be received by or allocated to our executive officers and other employees under the 2020 Plan are not determinable, and the New Plan Benefits Table is not provided.

Awards granted under the 2020 Plan to our non-employee directors are discretionary and are not subject to set benefits or amounts under the terms of the 2020 Plan. However, pursuant to our current compensation program for non-employee directors, in connection with a director’s initial election of the Board, each director receives options to purchase 25,600 Shares on the date of each new non-employee director’s appointment to our Board. One-thirty-sixth of these options shall vest each month on the monthly anniversary of the grant date. Non-employee directors are also entitled to receive options to purchase 12,800 Shares on an annual basis upon their election at the annual meeting of our stockholders, with the chair of our Board receiving additional options to purchase 6,400 Shares. One-twelfth of the annual option grant will vest each month on the monthly anniversary of the grant. If a new director is appointed to the Board between annual meetings of our stockholders, they will be entitled to a prorated option grant. For additional information regarding our current compensation program for non-employee directors, please see “Director Compensation” below.

Registration with the SEC

If this Proposal is approved by our stockholders, we intend to file with the SEC a registration statement on Form S-8 covering the additional 1,000,000 shares of our common stock issuable under the 2020 Plan.

Vote Required

The affirmative vote of the holders of a majority of the vote cast on the proposal will be required to approve this Proposal 6. Abstentions and broker non-votes are not considered to be “votes cast” on this Proposal, and as a result, abstentions and broker non-votes will have no impact on the outcome of the proposal.

The Board recommends that you vote “FOR” the proposal to approve the amendment to the 2020 Equity Incentive Plan.

PROPOSAL 7

Adjournment of Annual Meeting

We are asking you to vote to approve one or more adjournments of the Annual Meeting to a later date or dates if necessary or appropriate to solicit additional proxies if there are insufficient votes to approve either the Reverse Stock Split Proposal or the Authorized Stock Increase Proposal at the time of the Annual Meeting or if we do not have a quorum.

If our stockholders approve this Adjournment Proposal, we could adjourn the Annual Meeting and any reconvened session of the Annual Meeting and use the additional time to solicit additional proxies, including proxies from stockholders that have previously returned properly executed proxies voting against the approval of the Reverse Stock Split Proposal or the Authorized Stock Increase Proposal. Among other things, approval of the Adjournment Proposal could mean that, even if we had received proxies representing a sufficient number of votes against the approval of the Reverse Stock Split Proposal or the Authorized Stock Increase Proposal such that the proposal to approve any such proposal would be defeated, we could adjourn the Annual Meeting without a vote on the approval of such proposal and seek to convince the holders of those shares to change their votes to votes in favor of approval of such proposal. Additionally, we may seek to adjourn the Annual Meeting if a quorum is not present.

Our Board believes that it is in the best interest of the Company and our stockholders to be able to adjourn the Annual Meeting to a later date or dates if necessary or appropriate for the purpose of soliciting additional proxies in respect of the approval of the Reverse Stock Split Proposal or the Authorized Stock Increase Proposal if there are insufficient votes to approve either or both at the time of the Annual Meeting or in the absence of a quorum.

Vote Required

The affirmative vote of the holders of a majority in voting power of the shares of stock present in person or represented by proxy and entitled to vote at the Annual Meeting is required for approval of the Adjournment Proposal. Abstentions will be counted toward the vote total for Proposal 7 and will have the same effect as “AGAINST” votes.

The Board recommends that you vote “FOR” approval of the adjournment of the Annual Meeting, if necessary, to solicit additional proxies if there are insufficient votes at the time of the Annual Meeting to approve the other Proposals.

STOCKHOLDER PROPOSALS FOR THE 2026 ANNUAL MEETING OF STOCKHOLDERS

For a proposal to be considered for inclusion in our proxy materials for presentation at the 2026 annual meeting of stockholders pursuant to Rule 14a-8 under the Exchange Act, the proposal must be received by our Secretary at our principal executive offices at 2617 Bissonnet, Suite 233, Houston, TX 77005, by no later than January 19, 2026, unless the date of 2026 annual meeting of stockholders is changed by more than 30 days from the one-year anniversary of this year’s annual meeting, in which case the deadline will be a reasonable time before we begin to distribute the proxy materials for the 2026 annual meeting of stockholders. Due to the complexity of the respective rights of the stockholders and us in this area, any stockholder desiring to propose such an action is advised to consult with his or her legal counsel with respect to such rights. We suggest that any such proposal be submitted to us by certified mail, return receipt requested.

Rule 14a-4 under the Exchange Act governs our use of our discretionary proxy voting authority with respect to a stockholder proposal that the stockholder has not sought to include in our proxy statement. Rule 14a-4 provides that if a proponent of a proposal fails to notify us at least 45 days prior to the one-year anniversary of the day of mailing of the prior year’s proxy statement, management proxyholders will be allowed to use their discretionary voting authority as to whether the proposal is raised at the annual meeting, without any discussion of the matter. If a stockholder wishes to bring a matter before the stockholders at the 2026 annual meeting of stockholders but does not notify us before April 4, 2026 (or a reasonable time before we begin to distribute the proxy materials for the 2026 annual meeting of stockholders if the date of the 2026 annual meeting of stockholders is changed by more than 30 days from the one-year anniversary of this year’s annual meeting), for all proxies we receive, the management proxyholders will have discretionary authority to vote on the matter, including discretionary authority to vote in opposition to the stockholder’s proposal.

In order to comply with the new universal proxy rules, stockholders who intend to solicit proxies in support of director nominees, other than the Company’s nominees, must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act to our Secretary at our principal executive offices at 2617 Bissonnet, Suite 233, Houston, TX 77005 no later than 60 days prior to the anniversary of the prior year’s Annual Meeting (i.e., May 4, 2026) to be properly nominated before the 2026 Annual Meeting, except that, if the date of the meeting has changed by more than 30 calendar days from the previous year, then notice must be provided by the later of 60 calendar days prior to the date of the annual meeting or the 10th calendar day following the day on which public announcement of the date of the annual meeting is first made by the Company.

Recommendations for candidates to be considered for election to the Board at the 2026 annual meeting of stockholders may be submitted to the corporate governance and nominating committee by our stockholders. In order to make such a recommendation, a stockholder must submit the recommendation in writing to the Chairperson of the corporate governance and nominating committee, in care of our Secretary at our principal executive offices at 2617 Bissonnet, Suite 233, Houston, TX 77005, at least 120 days prior to the mailing date of the one-year anniversary of the previous year’s annual meeting proxy statement. To enable the corporate governance and nominating committee to evaluate the candidate’s qualifications, stockholder recommendations must include the following information:

•	The name and address of the nominating stockholder and of the director candidate;

•	A representation that the nominating stockholder is a holder of record of ours entitled to vote at the current year’s annual meeting;

•

A description of any arrangements or understandings between the nominating stockholder and the director candidate or candidates being recommended pursuant to which the nomination or nominations are to be made by the stockholder;

•	A resume detailing the educational, professional and other information necessary to determine if the nominee is qualified to become a director of ours;

•

Such other information regarding each nominee proposed by such stockholder as would have been required to be included in a proxy statement filed pursuant to the proxy rules of the SEC had each nominee been nominated by the Board; and

•	The consent of each nominee to serve as a director of ours if so elected.

CURRENT DIRECTORS, DIRECTOR NOMINEES AND EXECUTIVE OFFICERS

Our Board

Our Board presently has four directors: Dale Curtis Hogue, Jr., Robert W. Postma, Jaime Vieser and Holger Weis. Each of Mr. Postma, Mr. Vieser and Mr. Weis was previously elected by the stockholders. Mr. Hogue was appointed as a member of our Board effective December 29, 2023 in connection with the termination of Mr. Kevin Boyle, Sr. and resignation of Ms. Mary Thistle. Robert Hofmeister, Ph.D. resigned as a director on April 15, 2025. There was no disagreement between Dr. Hofmeister and the Company.

Set forth below are the names and certain information about each of our directors as of April 30, 2025. The information presented includes each director’s age, principal occupation and business experience for the past five years and the names of other public companies of which he or she has served as a director during the past five years. In addition, the table contains information about the specific and particular experience, qualifications, attributes or skills of each current director and each nominee for director at the Annual Meeting that led the corporate governance and nominating committee to believe that such current director was appropriate for nomination at a previous annual meeting of stockholders or otherwise and, in the case of each nominee for director at the Annual Meeting, that such nominee should serve on the Board following election at the Annual Meeting.

Name	Positions and Offices Held	Director Since	Age
Dale Curtis Hogue, Jr.	Interim Chief Executive Officer and Director	2023	56
Robert W. Postma	Director	2021	71
Jaime Vieser	Director	2020	55
Holger Weis	Director	2020	62

Under our director resignation policy, any nominee in an uncontested election who does not receive a majority of the votes cast (i.e. receives a greater number of votes “withheld” from his or her election than votes “for” in such election) shall submit his or her offer of resignation for consideration by the corporate governance and nominating committee of the Board (the “corporate governance and nominating committee”). The corporate governance and nominating committee shall consider all of the relevant facts and circumstances and recommend to the Board the action to be taken with respect to such offer of resignation, and the Board will then act on such recommendation.

Our corporate governance and nominating committee seeks to assemble a Board that, as a whole, possesses the appropriate balance of professional and industry knowledge, financial expertise and management experience necessary to oversee and direct our business. The corporate governance and nominating committee maintains a goal of recruiting members who complement and strengthen the skills of other members and who also exhibit integrity, collegiality, sound business judgment and other qualities that the corporate governance and nominating committee views as critical to effective functioning of the Board.

None of the directors are related by blood, marriage or adoption to any of our other directors or executive officers.

Mr. Hogue, our Interim Chief Executive Officer and a director, was appointed as a non-employee director in December 2023, prior to his appointment as interim Chief Executive Officer in January 2024.

Dale Curtis Hogue, Jr. Director	Mr. Hogue was appointed our interim Chief Executive Officer in January 2024 and a member of our Board in December 2023. Mr. Hogue has worked for over 20 years in various roles on both the buy- and sell-side covering biotechnology and pharmaceutical equities. Most recently, he founded Dune Lake Capital, a family office focused on the healthcare industry. Mr. Hogue spent almost 8 years as a senior analyst at Discovery Capital Management where he covered global healthcare stocks including US therapeutics, Japanese pharmaceuticals and European pharma & biotech. Early in his career, he worked as a research scientist and as a patent examiner at the US Patent & Trademark Office. Mr. Hogue holds an MBA from Duke University, an MS in Biotechnology from the Johns Hopkins University and a BS in Physics form James Madison University.

Our Board believes that Mr. Hogue’s management and industry experience, as well as his financial expertise, qualify him to serve on our Board.

Robert W. Postma Director

Mr. Postma has served as a member of our Board since February 2021. Mr. Postma has also served as the president of WaterMill Asset Management Corp. (“WaterMill”), a company which he founded in July 1999. WaterMill actively trades in municipal bonds and equities, using the funds of Mr. Postma. Mr. Postma has over 44 years of trading experience and received a B.A. in Business and Economics from Lafayette College.

Our Board believes that Mr. Postma’s management and trading experience allows Mr. Postma to provide financial guidance to us and qualifies him to serve on our Board.

Jaime Vieser Director

Mr. Vieser has served as a member of our Board since December 2020. Mr. Vieser currently manages Brushwood LLC, a private investment firm. From 2010-2017, he was a Managing Partner and co-principal of Castle Hill Asset Management LLC, a $2.7 billion asset manager and hedge fund focusing on high yield and distressed debt. Prior to founding Castle Hill, Mr. Vieser was responsible for Deutsche Bank’s High Yield Sales and Trading Group in London from 1998 to 2008. Mr. Vieser originally joined Bankers Trust in New York in 1994 and worked in the Investment Banking/Leveraged Finance division. Mr. Vieser graduated from the University of Michigan with a degree in Economics and from the Cox School of Business at Southern Methodist University with a Master’s in Business Administration.

Our Board believes that Mr. Vieser’s financial expertise and investment experience allows Mr. Vieser to provide business guidance to us and qualifies him to serve on the Board.

Holger Weis Director

Mr. Weis has served as a member of our Board since December 2020. Mr. Weis continues to serve as the principal of Weis Advisors, Inc., a company that provides consulting services to life science companies, since founding the company in April 2018. Prior to that, he served in a number of roles at DemeRx, Inc., a clinical stage pharmaceutical company developing non-addictive treatments for drug addiction, including serving as Chief Operating Officer and Chief Financial Officer from December 2011 to July 2017, and also as President from September 2014 to July 2017, and as a Consultant from July 2017 to April 2018. Earlier in his career, Mr. Weis served as the Chief Financial Officer of EnSA Holdings, LLC, a company that focuses on environmentally sustainable agriculture techniques and technologies for the production of rice, from August 2010 to November 2011. From 2006 to 2010, he served as the Vice President & Chief Financial Officer, Secretary and Treasurer of NovaVision, Inc., a therapeutic and diagnostic vision restoration company. Prior to that, he served as the Chief Financial Officer & Treasurer of GMP Companies, Inc., a company that develops and commercializes pharmaceutical, medical device and diagnostic technologies, from 2000 to 2005. Mr. Weis served as a Senior Manager at Ernst & Young, a multinational professional services company, from 1986 to 2000. Mr. Weis has co-authored a number of scientific papers and presentations and is an inventor on a number of patents and patent applications. Mr. Weis also serves on the board of directors of Jupiter NeuroSciences, Inc. Mr. Weis received a Bachelor of Business Administration in Accounting from the University of Georgia and is a Certified Public Accountant.

Our Board believes that Mr. Weis’ management and industry experience, as well as his financial expertise, qualifies him to serve on the Board.

Agreement to Appoint Directors

Mr. Postma, Mr. Vieser and Mr. Weis were all originally nominated for election as directors at our 2022 annual meeting pursuant to a settlement agreement, dated February 4, 2021 (the “WaterMill Settlement Agreement”), with WaterMill Asset Management Corp. and Robert W. Postma (collectively, the “WaterMill Parties”). The WaterMill Settlement Agreement is no longer in effect and none of the directors originally nominated pursuant to its terms were nominated pursuant to the agreement for our 2025 annual meeting.

Our Executive Officers

Our board of directors appoints our executive officers and updates the executive officer positions as needed throughout the fiscal year. Each executive officer serves at the behest of our board of directors and until their successors are appointed, or until the earlier of their death, resignation or removal.

The following table sets forth certain information concerning our executive officers as of April 30, 2025.

Name	Position(s)	Age
Dale Curtis Hogue, Jr.	Interim Chief Executive Officer and Director	56
Ferdinand Groenewald	Vice President, Finance	40
Melinda Lackey	Legal & Administration, Corporate Secretary	48

Dale Curtis Hogue, Jr. Interim Chief Executive Officer and Director	Mr. Hogue’s biography is included above under the section titled “Our Board.”

Ferdinand Groenewald Vice President, Finance	Mr. Groenewald was appointed to be our Vice President, Finance in February 2025. Since July 2023, Mr. Groenewald, age 40, has served in several capacities at the CFO Squad, which provides outsourced accounting and consulting services. From January 2, 2023 to July 31, 2023, Mr. Groenewald had served as the Chief Accounting Officer of Muscle Maker, Inc., a Nasdaq-listed company. From September 2018 to January 2, 2023, Mr. Groenewald served as the Chief Financial Officer of Muscle Maker, Inc. From January 25, 2018 through July 3, 2018, Mr. Groenewald served as the Vice President of Finance, Principal Financial Officer and Principal Accounting Officer of Muscle Maker, Inc., Muscle Maker Development, LLC and Muscle Maker Corp., LLC. In addition, from October 2017 through July 3, 2018, he served as the controller of Muscle Maker, Inc. Mr. Groenewald is a certified public accountant with significant experience in finance and accounting. From July 2018 through August 2018, he served as senior financial reporting accountant of Wrinkle Gardner & Company, a full-service tax, accounting and business consulting firm. From February 2017 to October 2017, Mr. Groenewald served as Senior Financial Accounting Consultant at Pharos Advisors, Inc. serving a broad range of industries. From November 2013 to February 2017, he served as a Senior Staff Accountant at Financial Consulting Strategies, LLC, where he provided a broad range of accounting, financial reporting, and pre-auditing services to various industries. From August 2015 to December 2015, Mr. Groenewald served as a Financial Reporting Analyst at Valley National Bank. Mr. Groenewald holds a Bachelor of Science in accounting from the University of South Africa. Mr. Groenewald has served as a member of the Board of Directors of (i) HeartCore Enterprises, Inc., a company listed on the Nasdaq Capital Market, since January 24, 2023; (ii) SYLA Technologies Co., Ltd., a publicly reporting company that is listed on the Nasdaq Capital Market, since December 1, 2023; and (iii) Sushi Ginza Onodera, Inc., a company that has publicly filed a registration statement on Form S-1 in connection with its initial public offering, since July 1, 2024.

Melinda Lackey, Legal & Administration, Corporate Secretary	Ms. Lackey joined as our Senior Vice President, Legal & Administration in November 2021. She previously served as Counsel for Hogan Lovells from August 2021 until November 2021, where she supported life sciences companies at all stages with a focus on licensing and intellectual property. Ms. Lackey previously served as legal counsel Kuur Therapeutics, Inc. (and after its acquisition by Athenex, Inc., Athenex) from June 2018 until August 2021. Before industry, Ms. Lackey practiced law for 10 years focusing on intellectual property strategy and patent litigation from March 2008 until June 2018. Ms. Lackey has a J.D. from University of Houston Law Center (2007) and graduated from Texas Tech Health Sciences Center with an M.S. in medical microbiology and immunology (2003), focusing on molecular biology and immunology and a B.S. in Microbiology from Texas Tech University (1998).

There are no family relationships among any of our directors, director nominees or executive officers. None of our executive officers is related by blood, marriage or adoption to any of our directors, director nominees or other executive officers.

EXECUTIVE COMPENSATION

Summary Compensation Table

Named Executive Officers

Our named executive officers for 2024 and the positions they held with the company as of April 30, 2025 are:

•	Dale Curtis Hogue, Jr., our interim Chief Executive Officer;

•	Ferdinand Groenewald, our Vice President, Finance;

•	Melinda Lackey, who leads our Legal & Administration and is corporate secretary of the Company;

•	Kevin S. Boyle, Sr., our former Chief Executive Officer until December 2023 and served as a consultant to the Company from January 2024 through June 2024; and

•	Drew Deniger, our former VP, Research and Development until November 2023.

Throughout this section, the term “named executive officer” is intended to refer to the individuals identified above.

Summary Compensation Table

The following table sets forth information regarding compensation awarded to or earned by our named executive officers.

Name of Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)(1)	Option Awards ($)(1)	All Other Compensation ($)		Total ($)
Dale Curtis Hogue, Jr. (2)	2024	233,974	—	—	59,880	14,490	(3)	308,344
Interim Chief Executive Officer	2023	—	—	—	11,090	37,063		48,153
Ferdinand Groenewald (4)	2024	—	—	—	3,087	159,217	(5)	162,304
Vice President, Finance	2023	—	—	—	—	—		—
Melinda Lackey (6)	2024	—	—	—	3,087	427,283	(7)	430,370
Legal & Administration, Corporate Secretary	2023	312,084	130,000	—	76,620	313,033	(8)	831,737
Kevin S. Boyle, Sr. (9)	2024	317,500	—	—	—	75,000	(10)	392,500
Former Chief Executive Officer	2023	617,836	270,000		689,580	409,529	(11)	1,986,946
Drew Deniger (12)	2023	317,757	103,672	—	47,888	264,035	(13)	733,352
Former VP, Research and Development

(1)

These amounts have been calculated in accordance with ASC Topic 718. Pursuant to SEC rules, the amounts shown exclude the impact of estimated forfeitures related to service-based vesting conditions. For a discussion of the assumptions relating to our valuations of these restricted stock awards and stock options, please see Note 3 to the financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2024. These amounts reflect our accounting expense for these restricted stock awards and stock options and do not correspond to the actual value that may be recognized by our named executive officer.

(2)	Mr. Hogue was appointed as interim Chief Executive Officer on January 20, 2024.
(3)

Of such amount, $825 represents the dollar value of the reimbursement of cell phone charges by Mr. Hogue during 2024 and the remaining amount represents the amount we reimbursed for Mr. Hogue’s health insurance premiums.

(4)	Mr. Groenewald was contracted to act as the VP, Finance on a consulting basis for the Company on February 22, 2024.
(5)	This amount reflects the total compensation payments made to Mr. Groenewald in 2024.
(6)	Ms. Lackey employment was terminated on November 15, 2023, and where upon she was engaged as a consultant. Ms. Lackey continued to served as a consultant to the Company during 2024.
(7)	This amount reflects the total payments made to Ms. Lackey pursuant to a consulting agreement during 2024.
(8)

Of such amount, $44,998 represents a one-time retention bonus, $193,846 represents a one-time separation payment, $489 represents the dollar value of group term life insurance premiums we paid for the benefit of Ms. Lackey during 2023, $60,000 pursuant to a consulting agreement post separation and the remaining amount represents the amount we contributed to Ms. Lackey’s 401(k) plan account pursuant to our matching program.

(9)	Mr. Boyle was terminated on December 22, 2023.
(10)	Mr. Boyle served as a consultant to the Company from January 2024 through June 2024. This amount reflects the total payments made to Mr. Boyle in 2024.
(11)

Of such amount, $331,989 represents a one-time separation payment that was January of 2024, $56,171 paid for unused vacation time upon separation, $1,585 represents the dollar value of group term life insurance premiums we paid for the benefit of Mr. Boyle during 2023 and the remaining amount represents the amount we contributed to Mr. Boyle’s 401(k) plan account pursuant to our matching program. Of such amount, $518 represents the dollar value of group term life insurance premiums we paid for the benefit of Mr. Boyle during 2023, and the remaining amount represents the amount we contributed to Mr. Boyle’s 401(k) plan account pursuant to our matching program.

(12)	Dr. Deniger was terminated on November 15, 2023.
(13)

Of such amount, $45,623 represent a one-time retention bonus, $182,500 represents a separation payment, $16,846 paid for unused vacation time upon separation, $331 represents the dollar value of group term life insurance premiums we paid for the benefit of Dr. Deniger during 2023, and the remaining amount represents the amount we contributed to Dr. Deniger’s 401(k) plan account pursuant to our matching program. Of such amount, $340 represents the dollar value of group term life insurance premiums we paid for the benefit of Dr. Deniger during 2023, and the remaining amount represents the amount we contributed to Dr. Deniger’s 401(k) plan.

Narrative to the Summary Compensation Table
We use base salaries to recognize the experience, skills, knowledge and responsibilities required of all our employees, including our named executive officers. Base salaries are reviewed annually, typically in connection with our annual performance review process, and adjusted from time to time to realign salaries with market levels after taking into account individual responsibilities, performance and experience. Mr. Hogue was employed as interim CEO in 2024 and so has not yet undergone his annual performance review or any salary adjustments related to the same.

Name	Title	2024 Base Salary ($)	2023 Base Salary ($)	Percent Increase (%)
Dale Curtis Hogue Jr.	Interim Chief Executive Officer	$250,000	$—	N/A
Equity Compensation
Our compensation committee believes that long-term equity incentive compensation is a critical component of our executive compensation program that links the interests of our executive officers with those of our stockholders. In 2024 and 2023, equity-based awards for our executive officers were granted in the form of stock options. Stock options align executives’ realizable compensation with the creation of stockholder value and serve as an effective long-term incentive vehicle to retain talent and incentivize performance. Executives only realize value from options if our stock price increases following the grant date.
Stock options granted to our executive officers vest over four years, with 1/16th of the options vesting each quarter.
We do not grant equity awards in anticipation of the release of material nonpublic information and we do not time the release of material nonpublic information for the purpose of affecting the value of executive compensation.
Other Compensation
We provide certain additional benefits to executive officers that are generally available to all employees, including medical, dental, vision and life insurance coverage either directly or by reimbursement, as well as 401(k) matching contributions.
Employment and Change in Control Agreements
We had the following employment agreements in place with our named executive officers in 2024. On January 20, 2024 the Board appointed Dale Curtis Hogue, Jr. as Interim Chief Executive Officer of the Company. On January 21, 2024, the Company entered into an employment agreement with Mr. Hogue, under which he will receive an annual base salary of $250,000. In addition, Mr. Hogue was awarded 40,000 shares of common stock of the Company with an exercise price of $18.00.
Consulting Agreement with Kevin S. Boyle, Sr.
Mr. Boyle served as our Chief Executive Officer from August 2021 pursuant to an employment agreement entered into in August 2021 until December 22, 2023. Mr. Boyle had an at-will
employment relationship with us. Mr. Boyle’s employment agreement required us to take all steps necessary to elect Mr. Boyle to our Board in connection with his hiring.
Boyle Separation and Consulting Agreement
On December 22, 2023, we entered into a Separation and Release Agreement, effective December 22, 2024, with Kevin S. Boyle, Sr. (the “Boyle Separation Agreement”), the Company’s Chief Executive Officer, in connection with Mr. Boyle’s termination. Pursuant to the terms of his employment agreement, upon his termination Mr. Boyle was deemed to automatically resign from our Board of Directors.

The Boyle Separation Agreement superseded in full all of the terms of Mr. Boyle’s employment agreement. Pursuant to the terms of the Separation Agreement, and subject to customary conditions, we agreed to pay Mr. Boyle a one-time separation payment in an amount equal to six months of Mr. Boyle’s base salary and the cost of six months of COBRA premiums for Mr. Boyle, or approximately $331,990 less all applicable income and payroll taxes, deductions and withholdings which was paid in 2024. Mr. Boyle has agreed to make himself reasonably available to us to provide information related to his transition. The Boyle Separation Agreement also provides for a customary mutual release of all claims by us and Mr. Boyle against one another.

We also entered into a consulting agreement (the “Boyle Consulting Agreement”), effective January 1, 2024, with Mr. Boyle pursuant to which he will continue providing strategic and advisory services to us. The Boyle Consulting Agreement continued for a period of six months. The Boyle Consulting Agreement provided for compensation at a fixed rate of $15,000 per month and reimbursement for any usual and customary expenses incurred by Mr. Boyle in connection with performing services pursuant to the Boyle Consulting Agreement.

Consulting Agreement with Ms. Lackey

We entered into a consulting agreement (the “Lackey Consulting Agreement”), effective November 16, 2024, with Ms. Lackey pursuant to which Ms. Lackey will continue providing legal services to us, including assisting in its ongoing exploration of strategic alternatives. The Lackey Consulting Agreement will continue indefinitely until terminated by the Company or Ms. Lackey upon 30 days prior written notice. The Lackey Consulting Agreement provides for compensation at a fixed rate of $400 per hour and reimbursement by the Company for any usual and customary expenses incurred by Ms. Lackey in connection with performing services pursuant to the Lackey Consulting Agreement.

Consulting Agreement with Mr. Groenewald

We entered into a consulting agreement (the “Groenewald Consulting Agreement”), effective February 22, 2024, with Mr. Groenewald pursuant to which Mr. Groenewald will act as our Vice President, Finance, including assisting in our ongoing exploration of strategic alternatives. The Groenewald Consulting Agreement will continue indefinitely until terminated by the Company or Mr. Groenewald upon 30 days prior written notice. The Groenewald Consulting Agreement provides for compensation at a fixed rate of $15,000 per month and reimbursement by the Company for any usual and customary expenses incurred by Mr. Groenewald in connection with performing services pursuant to the Groenewald Consulting Agreement.

Role of our Compensation Committee, Management and Consultant

Compensation Committee

Our compensation committee is responsible for reviewing, evaluating, approving, administering and interpreting our executive compensation and benefits policies, programs and plans, including our equity compensation plans. In particular, with respect to the compensation of our named executive officers, our compensation committee is responsible for reviewing and recommending to the outside, independent and non-employee members of the Board the compensation levels and performance goals relevant to the compensation of these officers, and for evaluating the officers’ performance in light of those goals and objectives. The outside, independent and non-employee members of the Board approved the compensation committee’s recommendations for the 2024 compensation of our named executive officers.

Management

Our human resources, finance and legal departments work with our interim Chief Executive Officer (the “Management Team”) to design and develop new executive compensation programs, to recommend changes to existing compensation programs, to recommend financial and other performance targets to be achieved under those programs, to prepare analyses of financial data, to prepare peer group data comparisons and to prepare other briefing materials for consideration by the compensation committee and ultimately, to implement the decisions of the compensation committee.

The Management Team recommends to the compensation committee for its discussion and ultimately, approval, proposed corporate performance and strategic goals and their relative weighting for the upcoming fiscal year, and provides input on the level of attainment of the prior year’s strategic goals, for purposes of determining awards under the annual performance bonus plan for all our executives, including the Interim Chief Executive Officer. For executives other than the Interim Chief Executive Officer, the compensation committee will consider the individual performance of the executives, as assessed by the Interim Chief Executive Officer, and the compensation recommendations submitted to the compensation committee by the Interim Chief Executive Officer. Our Interim Chief Executive Officer and other members of management generally attend our compensation committee meetings for a portion of the meeting. No executive officer was present for or voted in the compensation committee or the Board’s final determinations regarding the amount of any component of his or her own 2024 compensation package.
Consultant
In June 2024, our compensation committee engaged Pearl Meyer and Partners, LLC. (“Pearl Meyer”) as its independent compensation consultant. Pearl Meyer provided independent market findings to the compensation committee and has provided advice to the compensation committee as to employee director compensation, Interim Chief Executive Officer compensation and non-employee
director compensation in 2024. The Company utilized FW Cook in 2023. Pearl Meyer was determined to be free of conflicts of interest and able to operate as an independent compensation advisor. As part of its duties, Pearl Meyer provided the compensation committee with the following services:

•	completed a competitive analysis of our 2024 executive compensation programs;

•	prepared a competitive analysis of the Board’s compensation program, including observations and recommendations; and

•	prepared a competitive analysis of the Board’s compensation program, including observations and recommendations.
Trading Policy – Hedging and Certain Transactions
We have a policy that prohibits our executive officers, directors and other members of management from engaging in short sales, transactions in put or call options, pledging transactions, hedging transactions or other inherently speculative transactions with respect to our stock. Any violation of these policies may result in disciplinary action, including dismissal for cause.
Policy Prohibiting Insider Trading and Related Procedures.
Our insider trading policy has been reasonably designed to promote compliance with applicable insider trading laws, rules and regulations, and Nasdaq listing standards. Our Insider Trading Policy was filed as Exhibit 19.1 to our Annual Report on Form
10-K
for the fiscal year ended December 31, 2024.

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1

Outstanding Equity Awards at 2024 Fiscal
Year-End
The following table sets forth information regarding option awards and restricted stock awards held as of December 31, 2024 by our named executive officers.

	Option Awards				Stock Awards
Name	Number of Securities Underlying Unexercised Options		Option Exercise Price ($/Sh)(1)	Option Expiration Date	Shares or Units of Stock That Have Not Vested
	Exercisable (#)	Unexercisable (#)			Number (#)	Market Value ($)(2)
Dale Curtis Hogue Jr.	1,000	667	$10.50
	277	—	$10.50
	4,000	334	$18.00
Ferdinand Groenewald	1,500	1,406	$2.42	8/13/2034
Melinda Lackey	1,387	617	$183.00	12/9/2031
	925	540	$315.00	9/14/2032
	1,167	750	$75.00	3/15/2033
	1,500	1,406	$2.42	8/13/2034

(1)	Each stock option was granted with an exercise price equal to the fair market value of our common stock on the grant date.
(2)	Market values are calculated based on the closing market price of our common stock as reported on the Nasdaq Capital Select Market on December 31, 2024, which was $1.91 per share.
Stockholder Engagement
In 2024, our stockholder engagement included individual investor meetings with stockholders and prospective stockholders. Conversations spanned topics including, but not limited to, clinical development plans and corporate strategy.
We believe that ongoing, appropriate, and transparent communication with our stockholders is critical to our success long-term. We will continue to have a strong stockholder engagement program and communicate with our stockholders and prospective stockholders through our press releases, investor conferences, SEC filings, individual meetings and investor presentations. We believe that all of these communications together enable us to have a meaningful two-way
dialogue, where the management team and Board can better listen to and understand stockholder perspectives, answer questions, and provide context to ongoing activities. Over the course of 2024, our stockholders have provided us with valuable feedback and external viewpoints that inform how we think about our business and strategy, and we are committed to continuing this dialogue.
On August 14, 2023, we announced a strategic reprioritization of our business and wind down of its
TCR-T
Library Phase 1/2 Trial. In connection with the reprioritization, we reduced our workforce by approximately 95% to date and continue working to reduce costs in order to extend our cash runway. We continue to explore strategic alternatives, including, but not limited to, an acquisition, merger, reverse merger, sale of assets, strategic partnerships, capital raises or other transactions. We engaged Cantor Fitzgerald & Co., or Cantor, to act as strategic advisor for this process.
Pay Versus Performance
The following table and related disclosure provide
information
about (i) the “total compensation” of our Chief Executive Officer, and our other named executive officers (the “Other NEOs” or the
“Non-CEO
NEOs”) as presented in the “
Summary Compensation Table
” included elsewhere in this proxy statement, (ii) the “compensation actually paid” to our Chief Executive Officer and our Other NEOs, as calculated pursuant to the SEC’s pay-versus-performance
rules, (iii) certain financial performance measures and (iv) the relationship of the “compensation actually paid” to those financial performance measures.

5
2

This disclosure has been prepared in accordance with Item 402(v) of Regulation
S-K
under the Exchange Act, and does not necessarily reflect value actually realized by the executives or how our compensation committee evaluates compensation decisions in light of company or individual performance.

Year	Summary Compensation Table Total for PEO: Boyle (1)	Compensation Actually Paid to PEO: Boyle(2)(3)	Summary Compensation Table Total for PEO: Hagen(1)	Compensation Actually Paid to PEO: Hagen (2)(3)	Summary Compensation Table Total for PEO: Cooper(1)	Compensation Actually Paid to PEO: Cooper (2)(3)	Average Summary Compensation Table Total for Non-PEO NEOs (1)	Average Compensation Actually Paid to Non-CEO NEOs (1)(2)(3)	Value of Initial Fixed $100 Investment Based On Total Shareholder Return (4)	Net Income (Loss) (in thousands)
2024	$308,344	$354,483	N/A	N/A	N/A	N/A	$296,337	$286,513	$3.66	$(4.679)
2023	$1,716,946	$1,459,330	N/A	N/A	N/A	N/A	$665,709	$594,363	$2.78	$(35,410)
2022	$1,792,818	$1,841,265	N/A	N/A	N/A	N/A	$856,928	$486,598	$5.79	$(37,730)

(1)
Mr. Hogue served as our only PEO in 2024. Mr. Boyle served as our only PEO in 2023 and 2022.
The Non-PEO NEOs
for whom the average compensation is presented in this table for 2024 are Ms. Lackey and Mr. Groenewald and for 2022 and 2023 are Dr. Deniger and Ms. Lackey.

(2)
The amounts shown as Compensation Actually Paid have been calculated in accordance with Item 402(v) of Regulation
S-K
and do not reflect compensation actually realized or received by the Company’s NEOs. These amounts reflect total compensation as set forth in the Summary Compensation Table for each year, adjusted as described in footnote 3 below.

(3)
Compensation Actually Paid reflects the exclusions and inclusions for the CEO and the
Non-CEO
NEOs set forth below. Amounts excluded, which are set forth in the “Minus Stock and Option Awards from Summ. Comp. Table” columns below, represent the Stock Awards and Option Awards reported in the Stock Awards and Option Awards columns of the Summary Compensation Table for each applicable year. Amounts added back to determine Compensation Actually Paid are made up of the following components which are set forth in the table below, as applicable: (i) the fair value as of the end of the fiscal year of outstanding and unvested equity awards granted in that year; (ii) the change in fair value during the year of equity awards granted in prior years that remained outstanding and unvested at the end of the year; (iii) the fair value as of the vesting date of equity awards that were granted
and
vested in that year; and (iv) the change in fair value during the year through the vesting date of equity awards granted in prior years that vested during that year. The fair value at the end of the prior year of awards granted in any prior year that failed to meet applicable vesting conditions during the covered year are subtracted, although there were no such awards for the CEO or the
Non-CEO
NEOs in 2022 or 2023. Equity values are calculated in accordance with ASC Topic 718.

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3

(4)
Reflects the cumulative shareholder return over the relevant fiscal year, computed in accordance with SEC rules, assuming an investment of $100 in our common shares at a price per share equal to the closing price of our common stock on the last trading day before the commencement of the applicable fiscal year and the measurement end point of the closing price of our common stock on the last trading day in the applicable fiscal year. For 2024, the closing price of our common stock on December 31, 2024 was $1.91. For 2023, the closing price of our common stock on December 31, 2023 was $10.61. For 2022, the closing price of our common stock on December 31, 2022 was $97.37

Year	Summary Comp. Table Total for PEO	Minus Stock and Option Awards from Summ. Comp. Table	Plus Year-End Fair Value of Outstanding Unvested Awards Granted During Year	Plus Change in Fair Value of Unvested Awards Granted in Prior Years	Plus Fair Value of Awards Granted and Vested During Year	Plus Change in Fair Value of Prior Years’ Awards Vested During Year	Minus Fair Value of Stock and Option Awards Forfeited During Year	Comp. Actually Paid to PEO
2024 – Curtis Hogue	$308,344	$(11,090)	$—	$—	$—	$56,661	$—	$354,483
2023 – Kevin Boyle	$1,716,946	$(689,580)	$—	$—	$—	$679,749	$(247,749)	$1,459,330
2022 – Kevin Boyle	$1,792,818	$(904,000)	$795,785	$(685,522)	$354,781	$487,403	—	$1,841,265

Year	Avg. Summary Comp. Table Total for Other NEOs	Minus Avg. Stock and Option Awards from Summ. Comp. Table	Plus Avg. Year-End Fair Value of Outstanding Unvested Awards Granted During Year	Plus Avg. Change in Fair Value of Unvested Awards Granted in Prior Years	Plus Avg. Fair Value of Awards Granted and Vested During Year	Plus Avg. Change in Fair Value of Prior Years’ Awards Vested During Year	Minus Fair Value of Stock and Option Awards Forfeited During Year	Average Comp. Actually Paid to Other NEOs
2024	$296,337	$(3,087)	—	—	$606	$(7,343)	—	$286,513
2023	$665,709	$(62,254)	—	—	$10,904	$(19,996)	—	$594,363
2022	$856,928	$(386,561)	$87,953	$(66,031)	$5,427	$(11,117)	—	$486,598

5
4

INFORMATION REGARDING THE BOARD AND CORPORATE GOVERNANCE

This section provides further information regarding the Board and the independence of our directors and describes key Corporate Governance Guidelines (the “Corporate Governance Guidelines”) and practices that we have adopted.

Independence of the Board

Our Board has undertaken a review of the independence of our directors and considered whether any director has a relationship that, in the opinion of the Board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a member of our Board. Based upon information requested from and provided by each director concerning such director’s background, employment and affiliations, including family relationships, the Board has determined that all of our directors, other than Mr. Hogue are “independent directors,” as such term is defined in Nasdaq Rule 5605(a)(2). In making these determinations, our Board considered the current and prior relationships that each non-employee director has with the Company and all other facts and circumstances that our Board deemed relevant in determining their independence, including the beneficial ownership of our capital stock by each non-employee director.

Board Leadership Structure

On September 22, 2023, the Board appointed Mr. Weis to serve as its Chair. Prior to that, Mr. Weis had served as a member and chair of the audit committee for all of 2023 and 2022. The Board has elected to separate the chair function from that of the interim Chief Executive Officer, who serves as our principal executive officer, due to a belief that separating these functions, and empowering a non-executive director to chair the Board meetings, reinforces the independence of the Board in its oversight of our business and affairs. In addition, we believe that having a chair separate from the Chief Executive Officer creates an environment that is more conducive to objective evaluation and oversight of management’s performance, increasing management accountability and improving the ability of the Board to monitor whether management’s actions are in the best interest of the Company and our stockholders. As a result, we believe that having a chair separate from the Chief Executive Officer can enhance the effectiveness of the Board as a whole.

Director Attendance at Board and Stockholder Meetings

The Board met 19 times during 2024, either in person, by teleconference or videoconference. Each current director attended at least 90% of the aggregate number of meetings of the Board and of the committees on which he or she served which were held during 2024 or the portion thereof that he or she served as a director or committee member.

As provided in our Corporate Governance Guidelines, we encourage attendance at our annual meetings by members of the Board. All of the then-current directors attended our 2024 annual meeting of stockholders either in person or by teleconference.

Board Committees

The Board has established three standing committees: an audit committee, a compensation committee and a corporate governance and nominating committee. Each committee operates under a charter that has been approved by the Board. Current copies of each committee’s charter are posted on the “Investors—Corporate Governance” section of our website, www.alaunos.com. Our website and its contents are not incorporated into this proxy statement.

The members of the committees in 2024 are as follows:

	Audit		Compensation		Corporate Governance and Nominating
Robert J. Hofmeister, Ph.D.(1)			X	*	X
Robert W. Postma	X		X		X	*
Jaime Vieser	X				X
Holger Weis	X	*	X

(1) Dr. Hofmeister resigned from the Board on April 15, 2025.

*	Committee Chairperson

Audit Committee

The current members of the audit committee are Mr. Weis, who serves as the committee’s Chair, Mr. Postma and Mr. Vieser. As set forth in the audit committee charter, the primary responsibility of the audit committee is to oversee our financial reporting processes and internal control system on behalf of the Board. In that regard, the audit committee is responsible for, among other things, the appointment, compensation, retention and oversight of the work performed by the independent registered public accounting firm employed by us.

Each member of the audit committee is an “independent director,” as such term is defined in Nasdaq Rule 5605(a)(2) and meets the criteria for independence set forth in Rule 10A-3(b)(1) under the Exchange Act. The Board has also determined that each of the audit committee members is able to read and understand fundamental financial statements and that at least one member of the audit committee has past employment experience in finance or accounting. The Board has determined that at least one member of the audit committee, Mr. Weis, is an “audit committee financial expert,” as that term is defined in Item 407(d)(5)(ii) of Regulation S-K promulgated under the Exchange Act.

The audit committee held six meetings during 2024.

Compensation Committee

The current members of the compensation committee are Mr. Postma and Mr. Weis. As of April 30, 2025, the new chair of the compensation committee has not been elected yet. As set forth in the compensation committee charter, the compensation committee reviews our compensation policies and practices and makes recommendations to the Board in connection with all compensation matters affecting our executive officers. Dr. Robert Hofmeister served as the chair of the Compensation Committee in 2024 and through April 15, 2025 when he resigned from the Board.

Each member of the compensation committee is an “independent director,” as such term is defined in Nasdaq Rule 5605(a)(2) and meets the criteria for independence set forth in Rule 10A-3(b)(1) under the Exchange Act.

The compensation committee held six meetings during 2024.

Corporate Governance and Nominating Committee

The current members of the corporate governance and nominating committee are Mr. Postma, who serves as the committee’s Chair, and Mr. Vieser. As set forth in the corporate governance and nominating committee charter, the primary responsibility of the corporate governance and nominating committee is to consider and make recommendations to the Board concerning the appropriate size, function and needs of the Board and its committees. In that regard, the corporate governance and nominating committee is, among other things, responsible for establishing criteria for membership on the Board, recruiting and recommending candidates to fill newly created or vacant positions on the Board and reviewing any candidates recommended by stockholders. In addition, the corporate governance and nominating committee evaluates and assesses the performance of the Board as a whole and its committees.

Each member of the corporate governance and nominating committee is an “independent director,” as such term is defined in Nasdaq Rule 5605(a)(2) and meets the criteria for independence set forth in Rule 10A-3(b)(1) under the Exchange Act.

The corporate governance and nominating committee held two meetings during 2024.

Director Nomination Process

The corporate governance and nominating committee (or a subcommittee thereof) recruits and considers director candidates and presents qualified candidates to the full Board for consideration in accordance with the Corporate Governance Guidelines and the corporate governance and nominating committee’s charter, which is available on our website. Our website and its contents are not incorporated into this proxy statement. The Board and the corporate governance and nominating committee will consider the minimum general criteria set forth in the Corporate Governance Guidelines and may add any specific additional criteria with respect to specific searches in selecting candidates and existing directors for service on the Board. The corporate governance and nominating committee considers a nominee’s education, general business and industry experience, ability to act on behalf of stockholders, potential concerns regarding independence or conflicts of interest and other factors relevant in evaluating Board nominees.

The corporate governance and nominating committee believes that a Board comprised of directors with diverse skills and experiences relevant to our industry and operations will result in efficient and competent oversight of our various core competencies, which include drug development, strategic partnering, commercialization activities, regulatory compliance, corporate finance and accounting. As such, the corporate governance and nominating committee gives consideration to the interplay of a director candidate’s experience with that of other members of the Board and the evolving needs of our business.

Our Board continues to ensure that our corporate governance policies reflect the importance our Board places on diversity. More specifically, our policies emphasize our commitment to seeking to attain diversity and balance among directors of race, gender, geography, thought, viewpoints, backgrounds, skills, experience, and expertise. As a result, under our policies any search firm retained to assist the corporate governance and nominating committee in seeking candidates for the Board will be instructed to seek to include diverse candidates in terms of race, gender, geography, thought, viewpoints, backgrounds, skills, experience, and expertise from, among other areas, the traditional corporate environment, government, academia, private enterprise, non-profit organizations, and professions such as accounting, finance, marketing, human resources, and legal services.

Qualified candidates will be considered without regard to race, color, religion, sex, ancestry, national origin or disability, and the corporate governance and nominating committee will consider director candidates recommended by security holders. If the corporate governance and nominating committee approves a candidate for further review following an initial screening, the corporate governance and nominating committee will establish an interview process for the candidate. Generally, the candidate will meet with at least one member of the corporate governance and nominating committee, along with other members of the Board and management, including our Chief Executive Officer. Contemporaneously with the interview process, the corporate governance and nominating committee will conduct a comprehensive conflicts-of-interest assessment of the candidate. The corporate governance and nominating committee will consider reports of the interviews and the conflicts-of-interest assessment to determine whether to recommend the candidate to the full Board. The corporate governance and nominating committee will also take into consideration the candidate’s personal attributes, including, without limitation, personal integrity, loyalty to us and concern for our success and welfare, willingness to apply sound and independent business judgment, awareness of a director’s vital part in our good corporate citizenship and image, time available for meetings and consultation on our matters and willingness to assume broad, fiduciary responsibility.

Risk Management and Oversight

One of the Board’s key functions is informed oversight of the Company’s risk management process. The Board does not have a standing risk management committee, but rather administers this oversight function directly through the Board as a whole, as well as through various Board standing committees that address risks inherent in their respective areas of oversight. In particular, our Board is responsible for monitoring and assessing strategic risk exposure, including a determination of the nature and level of risk appropriate for the Company. Our audit committee has the responsibility to consider and discuss our major financial risk exposures and the steps our management has taken to monitor and control these exposures, including guidelines and policies to govern the process by which risk assessment and management is undertaken. Our corporate governance and nominating committee monitors the effectiveness of our Corporate Governance Guidelines. Our compensation committee assesses and monitors whether any of our compensation policies and programs have the potential to encourage excessive risk-taking.

In carrying out their risk oversight functions, the Board and its committees routinely request and review management updates, reports from the independent auditors and legal and regulatory advice from outside experts, as appropriate, to assist in discerning and managing important risks that may be faced by the Company. The Board is committed to continuing to evolve its risk oversight practices as appropriate given the fast-paced changes in the biotechnology industry.

Stockholder Communications with Directors

We have established means for stockholders and others to communicate with the Board or individual directors. If a stockholder wishes to address a matter regarding our financial statements, accounting practices or internal controls, the matter should be submitted in writing addressed to the chairperson of the audit committee in care of the Secretary at our principal executive offices at 2617 Bissonnet, Suite 233, Houston TX 77005. If the matter relates to our governance practices, business ethics or corporate conduct, it should be submitted in writing addressed to the chairperson of the corporate governance and nominating committee in care of the principal financial officer at our principal executive offices at the address stated above. If a stockholder wishes to address a communication to an individual director, it should be submitted in writing addressed to such individual director in care of the principal financial officer at our principal executive offices at the address stated above. If a stockholder is unsure where to direct a communication, the stockholder may direct it in writing to the chairperson of the audit committee, or to any one of our independent directors, in care of the principal financial officer at our principal executive offices at the address stated above. All of these stockholder communications will be forwarded by the principal financial officer to the addressee.

Code of Ethics and Business Conduct

The Board adopted a Code of Ethics and Business Conduct to be applicable to all officers, directors and employees. The Code of Ethics and Business Conduct is intended to be designed to deter wrong-doing and promote honest and ethical behavior, full, fair, timely, accurate and understandable disclosure, and compliance with applicable laws. In addition to provisions that are applicable to officers, directors and employees generally, the Code of Ethics and Business Conduct contains provisions that are specifically applicable to our Chief Executive Officer and senior financial officer(s). The Code of Ethics and Business Conduct is available on our website at www.alaunos.comand a copy may be obtained without charge upon written request to our Legal department at our principal executive offices at 2617 Bissonnet, Suite 233, Houston, TX 77005. Our website and its contents are not incorporated into this proxy statement.

Corporate Governance Guidelines

The Board has adopted Corporate Governance Guidelines to ensure that the Board will have the necessary authority and practices in place to review and evaluate our business operations as needed and to make decisions that are independent of our management. The Corporate Governance Guidelines are also intended to align the interests of directors and management with those of our stockholders. The Corporate Governance Guidelines set forth the practices the Board intends to follow with respect to, among other things, Board composition and selection including diversity, Board meetings and involvement of senior management, Interim Chief Executive Officer performance evaluation and succession planning, and Board committees and compensation.

Whistleblower Policy

We have adopted a whistleblower policy applicable to our employees that provides for protection from retaliation or discrimination by the Company due to reporting issues relating to compliance with applicable laws and regulations.

Clawback Policy

The Board has adopted a compensation clawback policy which provides for the recoupment of incentive-based compensation in the event of an accounting restatement. The clawback policy is intended to comply with Section 10D of the Exchange Act, the rules promulgated thereunder by the SEC, and applicable Nasdaq listing standards. In the event we are required to prepare an accounting restatement (as defined in the clawback policy), any executive officer who received excess compensation (as defined in the clawback policy) during the three completed fiscal years preceding the date of the accounting restatement will be required to repay or forfeit such excess compensation.

Corporate Governance Documents

Please visit our investor relations website at www.alaunos.com for additional information on our corporate governance, including: the charters approved by the Board for the audit committee, compensation committee and nominating and governance committee, and our Code of Ethics and Business Conduct.

In the event of any amendment to, or waiver from, a provision of our Code of Ethics and Business Conduct, we will promptly post on our website relevant information regarding the amendment or waiver, including the date and the nature of the event. Our website and its contents are not incorporated into this proxy statement.

Report of the Audit Committee

The audit committee reviewed and discussed the audited financial statements for the fiscal year ended December 31, 2024 with management of the Company. The audit committee discussed with the independent registered public accounting firm the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (the “PCAOB”) and the SEC. The audit committee also received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the PCAOB regarding the independent accountants’ communications with the audit committee concerning independence and has discussed with the independent registered public accounting firm the accounting firm’s independence. Based on the foregoing, the audit committee recommended to the Board that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024 that was filed with the SEC on April 1, 2025.

AUDIT COMMITTEE

Holger Weis (chairperson)

Robert W. Postma

Jaime Vieser

This report is not “soliciting material,” is not deemed filed with the Securities and Exchange Commission and is not to be incorporated by reference in any of our filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether before or after the date hereof and irrespective of any general incorporation language in any such filing.

DIRECTOR COMPENSATION

Non-Employee Director Compensation

In 2024, each of our non-employee directors was compensated as described below pursuant to our non-employee director compensation policy:

•	an annual cash retainer fee of $50,000 for service on the Board; and

•	additional annual cash retainer fees for board committee service as follows:

	Chair	Member
Audit Committee	$20,000	$12,000
Compensation Committee	15,000	9,000
Corporate Governance and Nominating Committee	10,000	6,000

The chair of our Board also received further annualized cash compensation of $30,000 for 2024. All cash retainers are to be paid on a quarterly basis in arrears to non-employee directors who continue to serve as members of the Board on the last business day of each calendar quarter.

In addition, in connection with a director’s initial election to the Board, he or she receives options to purchase 2,560 shares of our common stock on the date of each new non-employee director’s appointment to our Board. One-thirty-sixth of these options shall vest each month on the monthly anniversary of the grant date. Non-employee directors are also entitled to receive options to purchase 1,280 shares of our common stock on an annual basis upon their election at the annual meeting of our stockholders, with the chair of our Board receiving additional options to purchase 640 shares of our common stock. One-twelfth of the annual option grant will vest each month on the monthly anniversary of the grant. If a new director is appointed to the Board between annual meetings of our stockholders, they will be entitled to a prorated option grant.

As set forth in its written charter, the compensation committee annually reviews director compensation practices in consultation with our compensation consultant and recommends any changes for adoption by the full Board. As such, the director compensation described above is subject to change at the discretion of the Board.

Director Compensation Table

The following table sets forth information regarding the compensation earned for service on our Board by our non-employee directors during the year ended December 31, 2024. We reimburse members of our Board for reasonable travel and out-of-pocket expenses incurred in connection with attending Board and committee meetings.

Name	Fees Earned or Paid in Cash ($)	Option Awards (1) ($)	Stock Awards (1) ($)	Total ($)
Dale Curtis Hogue, Jr.	$2,740	$—	$—	$2,740
Holger Weis	$109,000	$23,090	$—	$132,090
Jaime Vieser	$68,000	$12,815	$—	$80,815
Robert J. Hofmeister, Ph.D.	$71,000	$12,815	$—	$83,815
Robert W. Postma	$81,000	$2,441	$—	$93,441

(1)

The amounts reported in the “Option Awards” and “Stock Awards” columns represent compensation expense recognized (or that will be recognized) for financial statement purposes under ASC Topic 718. In the case of each of our directors, the option award and/or stock award was granted on June 06, 2024. For a discussion of the assumptions relating to our valuations of these stock options, please see Note 3 to the financial statements included our Annual Report on Form 10-K for the year ended December 31, 2024. These costs reflect our accounting expense for these stock options and do not correspond to the actual value that may be recognized by the directors.

LIMITATION OF LIABILITY AND INDEMNIFICATION

Our Charter limits the personal liability of directors for breach of fiduciary duty to the maximum extent permitted by the Delaware General Corporation Law. Our Charter provides that no director will have personal liability to us or to stockholders for monetary damages for breach of fiduciary duty as a director. These provisions do not, however, eliminate or limit the liability of any of the directors for:

•	any breach of the director’s duty of loyalty to us or our stockholders;

•	any act or omission not in good faith or that involves intentional misconduct or a knowing violation of law;

•	voting or assenting to unlawful payments of dividends, stock repurchases or other distributions; or

•	any transaction from which the director derived an improper personal benefit.

Any amendment, repeal or modification of these provisions will not adversely affect any right or protection of a director in respect of any act or omission occurring prior to such amendment, repeal or modification. If the Delaware General Corporation Law is amended to provide for further limitations on the personal liability of directors of corporations, then the personal liability of the directors will be further limited to the greatest extent permitted by the Delaware General Corporation Law.

Our Charter also provides that we must indemnify directors and officers in certain circumstances. We believe this provision is important in attracting and retaining qualified individuals to serve as directors and executive officers. Our bylaws, as amended, also provide for the indemnification of our directors, officers, employees and other agents to the maximum extent permitted by law.

We maintain director and officer insurance providing for indemnification of our directors and officers for certain liabilities, including certain liabilities under the Securities Act of 1933, as amended. We also maintain a general liability insurance policy that covers certain liabilities of directors and officers arising out of claims based on acts or omissions in their capacities as directors or officers. We have also entered into indemnification agreements with each of our directors.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

The following discussion relates to certain transactions that involve both the Company and one of our executive officers, directors, director nominees or five-percent stockholders, each of whom we refer to as a “related party.” For purposes of this discussion, a “related-party transaction” is a transaction, arrangement or relationship:

•	in which we participate;

•	that involves an amount in excess of $120,000; and

•	in which a related party has a direct or indirect material interest.

Related-Party Transaction Policy

We have a related person transaction policy that sets forth our procedures for the identification, review, consideration and approval or ratification of related person transactions. For purposes of our policy only, a related person transaction is a transaction, arrangement or relationship, or any series of similar transactions, arrangements or relationships, in which we and any related person, directly or indirectly, are, were or will be participants in which the amount involved will or may reasonably be expected to exceed $120,000 in any calendar year. Transactions involving compensation for services provided to us as an employee or director are not covered by this policy. A related person is any person who is, or at any time since the beginning of the Company’s last fiscal year was, an executive officer, director, or nominee to become a director of the Company or a beneficial owner of more than 5% of any class of our voting securities, including any of such persons’ immediate family members and any entity that such persons owned, controlled, held a control position in or held a 5% or greater beneficial ownership interest in.

Under the policy, if a transaction has been identified as a related person transaction, including any transaction that was not a related person transaction when originally consummated or any transaction that was not initially identified as a related person transaction prior to consummation, our management must present information regarding the related person transaction to our audit committee, or, if audit committee approval would be inappropriate, to another independent body of our Board, for review, consideration and approval or ratification. The presentation must include a description of, among other things, the material facts, the interests, direct and indirect, of the related persons, the benefits to us of the transaction and whether the transaction is on terms that are comparable to the terms available to or from, as the case may be, an unrelated third party or to or from employees generally. Under the policy, we will collect information that we deem reasonably necessary from each director, executive officer and, to the extent feasible, significant stockholder to enable us to identify any existing or potential related person transactions and to effectuate the terms of the policy.

In considering related person transactions, our audit committee, or other independent body of our Board, will take into account the relevant available facts and circumstances including, but not limited to: the risks, costs and benefits to us; the impact on a director’s independence in the event that the related person is a director, immediate family member of a director or an entity with which a director is affiliated; the availability of other sources for comparable services or products; and the terms available to or from, as the case may be, unrelated third parties or to or from employees generally.

The policy requires that, in determining whether to approve, ratify or reject a related person transaction, our audit committee, or other independent body of our Board, must consider, in light of known circumstances, whether the transaction is in, or is not inconsistent with, our best interest and those of our stockholders, as our audit committee, or other independent body of our Board, determines in the good faith exercise of its discretion.

Certain Related-Party Transactions

Except as described below, there have been no transactions since January 1, 2023 in which we have been a participant in which the amount involved exceeded or will exceed $120,000, and in which any of our directors, executive officers or holders of more than 5% of our common stock, or any members of their immediate family, had or will have a direct or indirect material interest, other than compensation arrangements which are described elsewhere in this filing under the sections titled “—Executive Compensation” and “—Director Compensation.”

Underwritten Offering

On November 29, 2022, we entered into an underwriting agreement (the “Underwriting Agreement”) with Cantor Fitzgerald & Co. (the “Underwriter”), as the sole underwriter, relating to the issuance and sale in an underwritten offering (the “Offering”) of 161,524 shares (the “Firm Shares”) of the Company’s common stock, par value $0.001 per share, to the Underwriter at a price of $92.87 per share. Under the terms of the Underwriting Agreement, the Company granted the Underwriter an option, exercisable for 30 days, to purchase up to an additional 24,228 shares of common stock (the “Option Shares” and, together with the Firm Shares, the “Shares”) at the same price per share as the Firm Shares. All of the Shares sold in the Offering were sold by the Company. The net proceeds to the Company from the Offering, excluding any exercise by the Underwriter of its option to purchase any of the Option Shares, are expected to be approximately $14.6 million after deducting underwriting discounts and commissions and estimated offering expenses payable by the Company. Entities affiliated with our directors, Messrs. Postma and Vieser purchased an aggregate of 13,333 Firm Shares at a price per share of $97.50.

The Underwriting Agreement contains customary representations, warranties and agreements by the Company, customary conditions to closing, indemnification obligations of the Company and the Underwriter, including for liabilities under the Securities Act, and other obligations of the parties and termination provisions. The representations, warranties and covenants contained in the Underwriting Agreement were made only for purposes of such agreement and as of specific dates and were solely for the benefit of the parties to such agreement. The Offering is expected to close on or about December 1, 2023, subject to customary conditions.

The foregoing summary of the Underwriting Agreement does not purport to be complete and is subject to, and qualified in its entirety by, reference to the full text of the Underwriting Agreement, which was filed as Exhibit 1.1 on our Current Report on Form 8-K filed on November 30, 2023.

Indemnification Agreements

We have entered into an indemnification agreement with each of our directors. These indemnification agreements and our charter and our bylaws indemnify each of our directors and officers to the fullest extent permitted by the Delaware General Corporation Law.

DELINQUENT SECTION 16(A) REPORTS

Section 16(a) of the Exchange Act requires our directors and executive officers, and persons who own more than 10% of a registered class of our equity securities, to file with the SEC reports of beneficial ownership and reports of changes in beneficial ownership in our securities. We are not aware of any delinquent Section 16(a) reports in the year ending December 31, 2024.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information with respect to the beneficial ownership of common stock as of April 30, 2025 for:

•	each person, or group of affiliated persons, who is known by us to be the beneficial owner of greater than five percent of our outstanding common stock;

•	each of our directors and director nominees;

•	each of our named executive officers named in the “Executive Compensation—Executive Compensation Table” section above; and

•	all of our directors and executive officers as a group.

Beneficial ownership is determined in accordance with the rules of the SEC. These rules generally attribute beneficial ownership of securities to persons who possess sole or shared voting power or investment power with respect to those securities, or have the right to acquire such powers within 60 days. Common stock subject to options that are currently exercisable or exercisable within 60 days of May 5, 2025 are deemed to be outstanding and beneficially owned by the person holding the options. These shares, however, are not deemed outstanding for the purposes of computing the percentage ownership of any other person. Except as otherwise indicated, all persons listed below have sole voting and investment power with respect to the shares beneficially owned by them, subject to applicable community property laws. Percentage ownership calculations are based on 1,639,521 shares outstanding as of May 5, 2025. Except as otherwise noted below, the addresses for persons listed in the table is c/o Alaunos Therapeutics, Inc., 2617 Bissonnet, Suite 233, Houston, Texas 77005. All share numbers have been adjusted to reflect the 1-for-15 and 1-for-10 reverse stock splits of the Company’s common stock effected on January 31, and July 17, 2024, respectively.

	Number of Shares Beneficially Owned	Percentage of Common Stock Beneficially Owned (%)
Name of Beneficial Owner	Shares	%
5% Stockholders:
Robert W. Postma (1)	247,336	13.11%
Named Executive Officers and Directors:
Dale Curtis Hogue, Jr. (2)	4,442	*
Kevin S. Boyle, Sr. (3)	—	*
Ferdinand Groenewald (4)	282	*
Melinda Lackey (5)	2,482	*
Robert W. Postma (1)	247,336	13.11%
Holger Weis (6)	6,123	*
Jaime Vieser (7)	33,792	2.02%
Robert J. Hofmeister (8)	3,095	*
Drew Deniger (9)	—	*
All current executive officers and directors as a group (11 persons)	297,552	16.14 *

*	Represents ownership of less than one percent.
(1)

Consists of (i) 29,083 shares of common stock held by Mr. Postma, (ii) 33,333 shares of common stock held by WaterMill Asset Management Corp., where Mr. Postma serves as the principal, (iii) 24 shares of common stock held by the IRA of Mr. Postma’s spouse, (iv) 181,159 shares of common stock issuable upon the conversion of the Series A-1 Convertible Preferred Stock within 60 days of April 30, 2025 and (v) 3,737 shares of common stock issuable upon the exercise of options exercisable within 60 days of April 30, 2025.

(2)	Consists of 8,277 shares of common stock issuable upon the exercise of options exercisable within 60 days of April 30, 2025.

(3)	Consists of 0 shares of common stock held by our Former Chief Executive Officer Mr. Boyle.
(4)	Consists of 282 shares of common stock issuable upon the exercise of options exercisable within 60 days of April 30, 2025.
(5)	Consists of 2,482 shares of common stock issuable upon the exercise of options exercisable within 60 days of April 30, 2025.
(6)

Consists of (i) 1,068 shares of common stock held by Mr. Weis, (ii) 127 shares of common stock held by Mr. Weis’ spouse, (iii) 16 shares of common stock held by Mr. Weis’ children, and (iv) 4,912 shares of common stock issuable upon the exercise of options exercisable within 60 days of April 30, 2025.

(7)

Consists of (i) 19,434 shares of common stock held by Mr. Vieser, (ii) 8,333 shares of common stock held in Brushwood LLC, where Mr. Vieser serves as the manager, (iii) 2,167 shares of common stock held in Uniform Transfer to Minors Act accounts by Mr. Vieser’s children and (v) 3,858 shares of common stock issuable upon the exercise of options exercisable within 60 days of April 30, 2025.

(8)	Consists of 3,095 shares of common stock issuable upon the exercise of options exercisable within 60 days of April 30, 2025.
(9)	Consists of 0 shares of common stock held by our former VP, Research and Development Dr. Deniger.

HOUSEHOLDING OF PROXY MATERIALS

The SEC has adopted rules that permit companies and intermediaries (such as brokers) to satisfy the delivery requirements for Notices of Internet Availability of Proxy Materials or other annual meeting materials with respect to two or more stockholders sharing the same address by delivering a single Notice of Internet Availability of Proxy Materials or other annual meeting materials addressed to those stockholders sharing the same address. This process, which is commonly referred to as “householding,” potentially provides extra convenience for stockholders and cost savings for companies.

This year, a number of brokers with account holders who are our stockholders will be “householding” our proxy materials. A single Notice of Internet Availability of Proxy Materials or other annual meeting materials will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate Notice of Internet Availability of Proxy Materials or other annual meeting materials, please notify your broker. Alternatively, you may direct your written request to Alaunos Therapeutics, Inc., 2617 Bissonnet, Suite 233, Houston, TX 77005, Attention: Legal Department or contact us at (346) 355-4099. Stockholders who currently receive multiple copies of the Notice of Internet Availability of Proxy Materials or other annual meeting materials at their addresses and would like to request “householding” of their communications should contact their brokers or contact us in the way described above.

OTHER MATTERS

The Board knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.

By Order of the Board of Directors,

/s/ Melinda Lackey

Melinda Lackey
Legal and Administration; Secretary
May 21, 2025

We have filed our Annual Report on Form 10-K for the fiscal year ended December 31, 2024 with the SEC. It is available free of charge at the SEC’s web site at www.sec.gov. Upon written request by an Alaunos stockholder, we will mail without charge a copy of our Annual Report on Form 10-K, including the consolidated financial statements and financial statement schedules, but excluding exhibits to the Annual Report on Form 10-K. Exhibits to the Annual Report on Form 10-K are available upon payment of a reasonable fee, which is limited to our expenses in furnishing the requested exhibit. All written requests should be directed to Melinda Lackey, Secretary, Alaunos Therapeutics, Inc., 2617 Bissonnet, Suite 233, Houston, TX 77005.

Annex A

FOURTH AMENDED AND RESTATED

CERTIFICATE OF INCORPORATION

OF

ALAUNOS THERAPEUTICS, INC.

Alaunos Therapeutics, Inc. (the “Corporation”), a corporation organized and existing under and by virtue of the provisions of the General Corporation Law of the State of Delaware (the “General Corporation Law”),

DOES HEREBY CERTIFY:

1. The name under which the Corporation was originally incorporated is EasyWeb, Inc. The date of filing of its original Certificate of Incorporation with the Secretary of State of the State of Delaware was May 16, 2005. The date of filing of its first Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware was April 26, 2006, the date of filing its Second Amended and Restated Certificate of Incorporation was January 31, 2025, the date of filing its Third Amended and Restated Certificate of Incorporation was July 16, 2024 (as amended, the “Existing Certificate”).

2. The Board of Directors of the Corporation duly adopted resolutions proposing to amend and restate the Existing Certificate in its entirety in the form set forth on Exhibit 1, declaring said amendment and restatement to be advisable and in the best interests of the Corporation and its stockholders, and authorizing the officers of the Corporation to solicit the approval of the stockholders therefor.

3. This Fourth Amended and Restated Certificate of Incorporation, which restates and integrates and further amends the provisions of the Corporation’s Existing Certificate, was duly adopted in accordance with the provisions of Sections 242 and 245 of the General Corporation Law.

IN WITNESS WHEREOF, this Corporation has caused this Fourth Amended and Restated Certificate of Incorporation to be signed by its Interim Chief Executive Officer this [●] day of [●], 2025.

Name:

Title:

EXHIBIT 1

FOURTH AMENDED AND RESTATED

CERTIFICATE OF INCORPORATION

OF

ALAUNOS THERAPEUTICS, INC.

1. Name. The name of the corporation is Alaunos Therapeutics, Inc. (the “Corporation”).

2. Address; Registered Office and Agent. The address of the Corporation’s registered office is 2711 Centerville Road, Suite 400, Wilmington, Delaware 19808. The Corporation’s registered agent is the Corporation Service Company. The Corporation may from time to time, in the manner provided by law, change the registered agent and the registered office within the State of Delaware. The Corporation may also maintain offices for the conduct of its business, either within or without the State of Delaware.

3. Purposes. The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the Delaware General Corporation Law.

4. Number of Shares. The total number of shares of all classes of stock that the Corporation shall have the authority to issue is [the sum of the shares of common stock and the shares of preferred stock] shares, consisting of: [the then-current amount, divided by any whole number between [●] and [●], rounded up to the nearest whole share] shares of common stock, $0.001 par value per share (the “Common Stock”), and Thirty Million (30,000,000) shares of preferred stock, $0.001 par value per share (the “Preferred Stock”).

Pursuant to the Delaware General Corporation Law, upon the filing and effectiveness (the “Effective Time”) of this Fourth Amended and Restated Certificate of Incorporation, each [any whole number between [●] ([●]) and [●] ([●]] shares of Common Stock issued and outstanding or held by the Corporation in treasury stock immediately prior to the Effective Time shall be combined into one validly issued, fully paid and non-assessable share of Common Stock, without any further action by the Corporation or the holder thereof, subject to the treatment of fractional share interests as described below (the “Reverse Stock Split”). No fractional shares shall be issued and, in lieu thereof, any holder who otherwise would be entitled to receive fractional shares of Common Stock shall be entitled to receive cash (without interest) in lieu of such fractional share interest, upon the submission of a transmission letter by a holder holding the shares in book-entry form and, where shares are held in certificated form, upon the surrender of the holder’s Old Certificates (as defined below), in an amount equal to such fraction multiplied by the closing sales price of the Corporation’s Common Stock as reported on the Nasdaq Capital Market on the trading day immediately preceding the date of the Effective Time. Each certificate that immediately prior to the Effective Time represented shares of Common Stock (each, an “Old Certificate”) shall thereafter represent that number of shares of Common Stock into which the shares of Common Stock represented by the Old Certificate shall have been combined, subject to the elimination of fractional share interests as described above. As soon as practicable following the Effective Time, the Corporation will notify its stockholders holding shares of Common Stock in certificated form to transmit their Old Certificates to the transfer agent, and the Corporation will cause the transfer agent to issue new certificates representing the appropriate number of whole shares of Common Stock following the Reverse Stock Split for every one share of Common Stock transmitted and held of record as of the Effective Time.

The Preferred Stock may be divided into, and may be issued from time to time in one or more series. The Board of Directors of the Corporation (the “Board”) is authorized from time to time to establish and designate any such series of Preferred Stock, to fix and determine the variations in the relative rights, preferences, privileges and restrictions as between and among such series and any other class of capital stock of the Corporation and any series thereof, and to fix or alter the number of shares comprising any such series and the designation thereof. The authority of the Board from time to time with respect to each such series shall include, but not be limited to, determination of the following:

a. The designation of the series;

b. The number of shares of the series and (except where otherwise provided in the creation of the series) any subsequent increase or decrease therein;

c. The dividends, if any, for shares of the series and the rates, conditions, times and relative preferences thereof;

d. The redemption rights, if any, and price or prices for shares of the series;

e. The terms and amounts of any sinking fund provided for the purchase or redemption of the series;

f. The relative rights of shares of the series in the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Corporation;

g. Whether the shares of the series shall be convertible into shares of any other class or series of shares of the Corporation, and, if so, the specification of such other class or series, the conversion prices or rate or rates, any adjustments thereof, the date or dates as of which such shares shall be convertible and all other terms and conditions upon which such conversion may be made;

h. The voting rights, if any, of the holders of such series; and

i. Such other designations, powers, preference and relative, participating, optional or other special rights and qualifications, limitations or restrictions thereof.

5. Election of Directors. Unless and except to the extent that the by-laws of the Corporation (the “By-laws”) shall so require, the election of directors of the Corporation need not be by written ballot.

6. Limitation of Liability. To the fullest extent permitted under the General Corporation Law, as amended from time to time, no director of the Corporation shall be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director. Any amendment, repeal or modification of the foregoing provision shall not adversely affect any right or protection of a director of the Corporation hereunder in respect of any act or omission occurring prior to the time of such amendment, repeal or modification.

7. Indemnification.

7.1. Right to Indemnification. The Corporation shall indemnify and hold harmless, to the fullest extent permitted by applicable law as it presently exists or may hereafter be amended, any person (a “Covered Person”) who was or is made or is threatened to be made a party or is otherwise involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative (a “Proceeding”), by reason of the fact that he or she, or a person for whom he or she is the legal representative, is or was a director or officer of the Corporation or, while a director or officer of the Corporation, is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation or of a partnership, joint venture, trust, enterprise or nonprofit entity (an “Other Entity”), including service with respect to employee benefit plans, against all liability and loss suffered and expenses (including attorneys’ fees) reasonably incurred by such Covered Person. Notwithstanding the preceding sentence, except as otherwise provided in Section 7.3, the Corporation shall be required to indemnify a Covered Person in connection with a Proceeding (or part thereof) commenced by such Covered Person only if the commencement of such Proceeding (or part thereof) by the Covered Person was authorized by the Board.

7.2. Prepayment of Expenses. The Corporation shall pay the expenses (including attorneys’ fees) incurred by a Covered Person in defending any Proceeding in advance of its final disposition, provided, however, that, to the extent required by applicable law, such payment of expenses in advance of the final disposition of the Proceeding shall be made only upon receipt of an undertaking by the Covered Person to repay all amounts advanced if it should be ultimately determined that the Covered Person is not entitled to be indemnified under this Article 7 or otherwise.

7.3. Claims. If a claim for indemnification or advancement of expenses under this Article 7 is not paid in full within 30 days after a written claim therefor by the Covered Person has been received by the Corporation, the Covered Person may file suit to recover the unpaid amount of such claim and, if successful in whole or in part, shall be entitled to be paid the expense of prosecuting such claim. In any such action the Corporation shall have the burden of proving that the Covered Person is not entitled to the requested indemnification or advancement of expenses under applicable law.

7.4. Nonexclusivity of Rights. The rights conferred on any Covered Person by this Article 7 shall not be exclusive of any other rights that such Covered Person may have or hereafter acquire under any statute, provision of this Third Amended and Restated Certificate of Incorporation, the By-laws, agreement, vote of stockholders or disinterested directors or otherwise.

7.5. Other Sources. The Corporation’s obligation, if any, to indemnify or to advance expenses to any Covered Person who was or is serving at its request as a director, officer, employee or agent of an Other Entity shall be reduced by any amount such Covered Person may collect as indemnification or advancement of expenses from such Other Entity.

7.6. Amendment or Repeal. Any repeal or modification of the foregoing provisions of this Article 7 shall not adversely affect any right or protection hereunder of any Covered Person in respect of any act or omission occurring prior to the time of such repeal or modification.

7.7. Other Indemnification and Prepayment of Expenses. This Article 7 shall not limit the right of the Corporation, to the extent and in the manner permitted by applicable law, to indemnify and to advance expenses to persons other than Covered Persons when and as authorized by appropriate corporate action.

8. Adoption, Amendment and/or Repeal of By-Laws. In furtherance and not in limitation of the powers conferred by the laws of the State of Delaware, the Board is expressly authorized to make, alter and repeal the By-laws, subject to the power of the stockholders of the Corporation to alter or repeal any By-law whether adopted by them or otherwise.

9. Certificate Amendments. The Corporation reserves the right at any time, and from time to time, to amend, alter, change or repeal any provision contained in this Third Amended and Restated Certificate of Incorporation, and other provisions authorized by the laws of the State of Delaware at the time in force may be added or inserted, in the manner now or hereafter prescribed by applicable law; and all rights, preferences and privileges of whatsoever nature conferred upon stockholders, directors or any other persons whomsoever by and pursuant to this Third Amended and Restated Certificate of Incorporation in its present form or as hereafter amended are granted subject to the rights reserved in this article.

Annex B

CERTIFICATE OF AMENDMENT OF THE THIRD AMENDED AND RESTATED

CERTIFICATE OF INCORPORATION OF ALAUNOS THERAPEUTICS, INC.

(Pursuant to Section 242 of the

General Corporation Law of the State of Delaware)

Alaunos Therapeutics, Inc. (the “Corporation”), a corporation organized and existing under and by virtue of the provisions of the General Corporation Law of the State of Delaware (the “General Corporation Law”),

DOES HEREBY CERTIFY:

1. A resolution was duly adopted by the Board of Directors of the Corporation pursuant to Section 242 of the General Corporation Law proposing this Amendment of the Third Amended and Restated Certificate of Incorporation and declaring the advisability of this Amendment of the Third Amended and Restated Certificate of Incorporation, and authorizing the appropriate officers of the Corporation to solicit the approval of the stockholders therefor, which resolution setting forth the proposed amendment is as follows:

RESOLVED: that the first paragraph of section four of the Third Amended and Restated Certificate of Incorporation of the Corporation, as amended, be and it hereby is, deleted in its entirety and the following paragraph is inserted in lieu thereof:

“4. Number of Shares. The total number of shares of all classes of stock that the Corporation shall have authority to issue is Eighty Million (80,000,000) shares consisting of: Fifty Million (50,000,000) shares of common stock, $0.001 par value per share (“Common Stock”); and Thirty Million (30,000,000) shares of preferred stock, $0.001 par value per share (“Preferred Stock”).”

2. This Certificate of Amendment of the Third Amended and Restated Certificate of Incorporation has been duly adopted by the stockholders of the Corporation in accordance with the provisions of Section 242 of the General Corporation Law.

B-1

IN WITNESS WHEREOF, this Corporation has caused this Certificate of Amendment of the Third Amended and Restated Certificate of Incorporation to be signed by its Interim Chief Executive Officer this [●] day of [●], 2025.

Name:

Title:

B-2

Annex C

AMENDMENT NO. 1 TO THE 2020 ALAUNOS THERAPEUTICS, INC. EQUITY INCENTIVE PLAN

THIS AMENDMENT NO. 1 TO THE 2020 ALAUNOS THERAPEUTICS, INC. EQUITY INCENTIVE PLAN (this “Amendment”) is made effective (the “Effective Date”) upon the approval of the stockholders of Alaunos Therapeutics, Inc. (the “Company”) of this Amendment. All capitalized terms used but not otherwise defined herein shall have the respective meanings ascribed to such terms in the Plan (as defined below).

RECITALS

WHEREAS, the Company maintains the 2024 Amended & Restated Prairie Operating Co. Long-Term Incentive Plan (the “Plan”);

WHEREAS, pursuant to the Plan, the Board of Directors of the Company (the “Board”) has the authority to amend the Plan from time to time; and

WHEREAS, the Board approved this Amendment pursuant to a resolution of the Board.

NOW, THEREFORE, BE IT RESOLVED, that the Plan is hereby amended as follows, effective as of the Effective Date:

AMENDMENT

1.	The first sentence of Section 4(a) of the Plan is hereby deleted and replaced in its entirety with the following:

“Subject to adjustment in a manner consistent with Section 2, 1,130,745 shares of Stock are reserved and available for delivery with respect to Awards, and such total shall be available for the issuance of shares upon the exercise of ISOs.”

2.	This Amendment shall be and is hereby incorporated into and forms a part of the Plan.

3.	Except as expressly provided herein, all terms and conditions of the Plan shall remain in full force and effect

Alaunos Therapeutics, Inc.

By: /s/ Dale Curtis Hogue, Jr.

Name: Dale Curtis Hogue, Jr.

Title: Interim Chief Executive Officer

C-1

ALAUNOS THERAPEUTICS, INC. ATTN: SECRETARY 2617 BISSONNET, SUITE 225 HOUSTON, TX 77005 SCAN TO VIEW MATERIALS & VOTE VOTE BY INTERNET Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. ET on July 2, 2025. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting - Go to www.virtualshareholdermeeting.com/TCRT2025 You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. ET on July 2, 2025. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: V75255-P34532 KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY ALAUNOS THERAPEUTICS, INC. The Board of Directors recommends you vote FOR the following: For All Withhold All For All Except 1. To elect each of the four nominees for director named in the accompanying proxy statement (the “proxy statement”) to hold office until the 2026 annual meeting of stockholders and until his successor is duly elected and qualified or, if sooner, until his earlier death, resignation or removal (“Proposal 1”); Nominees: 01) Dale Curtis Hogue, Jr. 02) Robert W. Postma 03) Jaime Vieser 04) Holger Weis To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below. The Board of Directors recommends you vote FOR proposals 2, 3, 4, 5, 6 and 7. For Against Abstain 2. To ratify the selection of Cherry Bekaert LLC as the independent registered public accounting firm of the Company for its fiscal year ending December 31, 2025 by the audit committee of the board of directors of the Company (the “Board”) (“Proposal 2”); 3. To approve, on an advisory basis, the compensation of the Company’s named executive officers as disclosed in the proxy statement (“Proposal 3”); 4. To approve the amendment and restatement of the Company’s amended and restated certificate of incorporation, as amended (our “Charter”), in substantially the form attached to the proxy statement as Annex A, to, at the discretion of the Board, effect a reverse stock split with respect to the Company’s issued and outstanding common stock, par value $0.001 per share, including stock held by the Company as treasury shares, at a reverse stock split ratio of 1-for-5 to 1-for-20, inclusive (“Proposal 4”); 5. To approve the Certificate of Amendment to the Company’s Charter, in substantially the form attached to the proxy statement as Annex B, to, at the discretion of the Board, increase the number of shares of common stock authorized for issuance thereunder from 5,000,000 shares to 50,000,000 shares (“Proposal 5”); 6. To approve an amendment to the Company’s 2020 Equity Incentive Plan to increase the number of shares that the Company may issue under the Plan from 130,745 shares to 1,130,745 shares (“Proposal 6”); 7. To approve a proposal to adjourn the Annual Meeting to a later date, if necessary or appropriate, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Proposals in the proxy statement (“Proposal 7”); and8. To transact any other business as may properly come before the Annual Meeting or any adjournments thereof. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement and Form 10-K are available at www.proxyvote.com. V75256-P34532 ALAUNOS THERAPEUTICS, INC. Annual Meeting of Stockholders July 3, 2025 9:00 AM This proxy is solicited by the Board of Directors The undersigned hereby appoint(s) Dale Curtis Hogue, Jr. and Melinda Lackey or any of them, as proxies, each with the power to act without the other and to appoint his or her substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side, all of the shares of common stock of, ALAUNOS THERAPEUTICS, INC. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders of the Company to be held at 9:00 AM EDT on July 3, 2025, virtually via live webcast at www.virtualshareholdermeeting.com/TCRT2025, and any adjournment or postponement thereof. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors’ recommendations. Continued and to be signed on reverse side